United States
Securities & Exchange Commission

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant       ☑

Filed by a party other than the registrant        ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Section 240.14a-12

LIFEPOINT HOSPITALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:______________________________________________________

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______________________________________________________

(4)	Proposed maximum aggregate value of transaction:____________________________________________________________

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)	Date Filed:__________________________________________________________________________________________

May 3, 2004

     Dear Stockholders:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of LifePoint Hospitals, Inc., which is to be held on Tuesday, June 15, 2004 at 2:00 p.m. local time at 511 Union Street, Suite 2700, Nashville, Tennessee 37219. The following pages contain the formal notice of the Annual Meeting and the Company’s Proxy Statement which describe the specific business to be considered and voted upon at the Annual Meeting.

     The Annual Meeting will be simultaneously broadcast over the Internet. The listen-only web-simulcast of the Annual Meeting will be available through the Company’s website, www.lifepointhospitals.com, and will be available for replay for 30 days after the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. Whether or not you expect to attend in person, the Company would greatly appreciate your efforts to return the proxy card in the enclosed, postage-paid envelope as soon as possible. If you decide to attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person.

     We look forward to seeing you at the Annual Meeting.

Sincerely yours,

KENNETH C. DONAHEY Chairman of the Board, Chief Executive Officer and President

YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, SIGN AND DATE THE
ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

LIFEPOINT HOSPITALS, INC.
103 Powell Court, Suite 200
Brentwood, Tennessee 37027
____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Tuesday, June 15, 2004
____________________

To the Stockholders of LifePoint Hospitals, Inc.:	May 3, 2004

     Notice is hereby given that the 2004 Annual Meeting of Stockholders of LifePoint Hospitals, Inc. (the “Company”) will be held on Tuesday, June 15, 2004 at 2:00 p.m. local time at 511 Union Street, Suite 2700, Nashville, Tennessee 37219 (the “Annual Meeting”) for the following purposes:

(1)	To elect two nominees as Class II directors of the Company;

(2)	To approve an amendment to the Company’s 1998 Long-Term Incentive Plan;

(3)	To approve an amendment to the Company’s Outside Directors Stock and Incentive Compensation Plan;

(4)	To approve the adoption of the Company’s Executive Performance Incentive Plan;

(5)	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2004; and

(6)	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on April 16, 2004 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     The enclosed Proxy Statement contains more information regarding matters to be voted on at the Annual Meeting. Please read the Proxy Statement carefully.

By Order of the Board of Directors,

WILLIAM F. CARPENTER III Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THE
PRESENCE OF A QUORUM, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING
PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE. IF YOU
DECIDE TO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR
SHARES IN PERSON, IF YOU SO DESIRE.

LIFEPOINT HOSPITALS, INC.
103 Powell Court, Suite 200
Brentwood, TN 37027
____________________

PROXY STATEMENT
____________________

Annual Meeting of Stockholders

to be held on June 15, 2004
____________________

INTRODUCTION

     This Proxy Statement is furnished to the holders of common stock (“Common Stock”) of LifePoint Hospitals, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 2004 Annual Meeting of Stockholders of the Company to be held on Tuesday, June 15, 2004 at 2:00 p.m. local time at 511 Union Street, Suite 2700, Nashville, Tennessee 37219, and at any adjournments or postponements thereof (the “Annual Meeting”).

     Only the holders of Common Stock of record at the close of business on April 16, 2004 will be entitled to vote at the Annual Meeting. On such date, 38,218,611 shares of Common Stock were outstanding and entitled to vote. Each stockholder is entitled to one vote per share held of record on the record date. This Proxy Statement and the accompanying proxy are first being mailed on or about May 3, 2004.

     All shares of Common Stock represented at the Annual Meeting by properly completed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no specification is made, the proxies will be voted in the following manner:

(1)	FOR the election of both nominees as Class II directors of the Company;

(2)	FOR the approval of the amendment to the Company’s 1998 Long-Term Incentive Plan;

(3)	FOR the approval of the amendment to the Company’s Outside Directors Stock and Incentive Compensation Plan;

(4)	FOR the approval of the Company’s Executive Performance Incentive Plan; and

(5)	FOR ratification of the appointment of Ernst & Young LLP as independent auditors of the Company.

     Any stockholder voting by proxy may revoke the proxy at any time before it is exercised by doing any one of the following: (1) by delivering a written notice of the revocation to the Secretary of the Company at 103 Powell Court, Suite 200, Brentwood, Tennessee 37027 prior to the Annual Meeting; (2) by submitting a valid proxy with a later date; or (3) by attending the Annual Meeting and voting in person by written ballot.

Quorum and Voting Requirements

     A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, is required to constitute a quorum. If a quorum is not present at the time of the Annual Meeting, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the Annual Meeting until a quorum shall be present or represented by proxy. The Annual Meeting may be adjourned from time to time, whether or not a quorum is present, by the affirmative vote of a majority of the votes present and entitled to be cast at the Annual Meeting, by the officer of the Company presiding over the Annual Meeting, or by the Board of Directors.

     Directors shall be elected by a plurality of votes of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, if a quorum is present. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting but will not have the effect of voting in opposition to a director.

     All matters other than the election of directors shall be determined based upon the vote specified in the description of the respective proposal. Abstentions will have the effect of a vote against such proposals. If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, those shares may not be voted on that matter and will not be counted in determining the number of shares necessary for approval.

Expenses and Solicitation

     The Company will pay all expenses of the Annual Meeting, including the cost of soliciting proxies. The Company may reimburse persons holding shares in their names for others, or holding shares for others who have the right to give voting instructions, such as brokers, banks, fiduciaries and nominees, for such persons’ reasonable expenses in forwarding the proxy materials to their principals.

Annual Report to Stockholders

     A copy of the Company’s 2003 Annual Report to Stockholders is enclosed. Upon the written request of any stockholder entitled to vote at the Annual Meeting, the Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the “SEC”). Requests should be directed to LifePoint Hospitals, Inc., 103 Powell Court, Suite 200, Brentwood, Tennessee 37027, Attention: Investor Relations, (615) 372-8500. The Company’s 2003 Annual Report to Stockholders and Form 10-K for the year ended December 31, 2003 are also available through the Company’s website at www.lifepointhospitals.com. The Company’s Annual Report to Stockholders and Form 10-K are not proxy soliciting materials.

Code of Conduct, Code of Ethics and Corporate Governance

     The Company implemented a Code of Conduct when the Company was formed in 1999 that provides guidance to all employees and assists in carrying out the Company’s daily activities with appropriate ethical and legal standards. The Code of Conduct governs all of the Company’s employees, including the Company’s Chief Executive Officer and senior financial officers. The Company has taken a number of additional steps to promote and protect the interests of stockholders. In light of the requirement contained in the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) that each public company adopt a code of ethics for senior financial officers, the Company’s Board of Directors adopted the Code of Ethics for Senior Financial Officers and the Chief Executive Officer (the “Code of Ethics”). The Company’s Code of Ethics specifically addresses the unique role of these officers in corporate governance. The Code of Ethics incorporates principles to which these officers are expected to adhere and which they are expected to advocate. Many of the topics covered in the Code of Ethics are also addressed in the Company’s Code of Conduct, and each of the officers subject to the Code of Ethics is subject to, and has agreed to abide by, the Code of Conduct.

     The Company takes its corporate governance responsibilities very seriously. In February 2003, the Board of Directors adopted Corporate Governance Standards for the Company and appointed a Corporate Governance Officer. The Company has published the Corporate Governance Standards in the corporate governance section of the Company’s website at www.lifepointhospitals.com. In addition, the Company has published its Code of Conduct, Code of Ethics and Board committee charters on its website. As discussed in this Proxy Statement, the Company’s Corporate Governance and Nominating Committee regularly reviews corporate governance developments and adopts appropriate practices as warranted.

ELECTION OF DIRECTORS

(Proposal 1)

     The Company’s certificate of incorporation provides that the Board of Directors shall be divided into three classes of as nearly equal size as possible. Approximately one-third of the directors are elected each year. The Corporate Governance and Nominating Committee conducted an annual evaluation of the Board, its committees and the directors in order to evaluate their performance prior to recommending any nominees to the Board for additional terms as directors. Upon the recommendation of the Corporate Governance and Nominating Committee, which consists entirely of independent directors, the Board of Directors has nominated the two individuals named below under the caption “Nominees for Election” for election as directors to serve until the Annual Meeting of Stockholders in 2007 or until their successors have been elected and qualified.

Required Vote

     Directors are elected by a plurality of the votes cast by the shares of Common Stock entitled to vote in the election at a meeting at which a quorum is present. The Company’s certificate of incorporation does not provide for cumulative voting and, accordingly, the stockholders do not have cumulative voting rights with respect to the election of directors. Consequently, each stockholder may cast one vote per share of Common Stock held of record for each nominee. Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered thereby FOR the nominees designated by the Board of Directors listed below. Should any nominee become unavailable for election, an event not now anticipated, shares covered by a proxy will be voted for a substitute nominee recommended by the Corporate Governance and Nominating Committee and selected by the current Board of Directors.

NOMINEES FOR ELECTION

CLASS II DIRECTORS — TERM WILL EXPIRE IN 2007

DeWitt Ezell, Jr.
Age — 65
Director since May 1999

     DeWitt Ezell, Jr. currently serves as Chair of the Company’s Compensation Committee. Mr. Ezell served as State President of Tennessee, BellSouth Corporation, a communications services company, from January 1990 until his retirement on April 30, 1999. Prior to that time, Mr. Ezell served in various engineering, regulatory and public relations positions during his 37-year tenure with BellSouth. Mr. Ezell is a director of BlueCross BlueShield of Tennessee, a health insurance company.

William V. Lapham
Age — 65
Director since May 1999

     William V. Lapham currently serves as Chair of the Company’s Audit and Compliance Committee. From 1962 until his retirement in 1998, Mr. Lapham was associated with Ernst & Young LLP and its predecessors, serving as a partner for the last 26 years of his tenure, and as a member of Ernst & Young’s International Council for eight years ending in December 1997. He served as acting Chief Financial Officer of Upton’s Department Stores, a division of American Retail Group, Inc., from January 1999 to June 1999. Mr. Lapham is a director of Renal Care Group, Inc., a kidney dialysis services company, and Avado Brands, Inc., a proprietary brand management company. He serves as Chairman of the audit and compliance committee for each of these publicly-owned companies and is also a member of each company’s corporate governance and nominating committee and one company’s compensation committee.

CONTINUING DIRECTORS

     The persons named below will continue to serve as directors until the Annual Meeting of Stockholders in the year indicated or until their successors are elected and take office. Stockholders are not voting at this Annual Meeting on the election of Class I and Class III directors. The following biographies include the name, age and principal occupations of each continuing director and the year in which each was first elected to the Board of Directors.

CLASS III DIRECTORS — TERM WILL EXPIRE IN 2005

Kenneth C. Donahey
Age — 53
Director since June 2001

     Kenneth C. Donahey has been the Chairman, Chief Executive Officer and President of the Company since his appointment to those positions in June 2001. Mr. Donahey served as Chief Financial Officer of the Company from its formation on May 11, 1999 until his appointment as Chairman, Chief Executive Officer and President. From November 5, 1998 until May 11, 1999, Mr. Donahey served as Senior Vice President and Chief Financial Officer of the America Group of HCA Inc. (“HCA”), a health services company. Prior to that time, Mr. Donahey served in various financial positions, including Senior Vice President and Controller, with HCA and its predecessor.

Richard H. Evans
Age — 59
Director since June 2000

     Richard H. Evans has been the Chief Executive Officer of Evans Holdings, a real estate investment and real estate services company, since April 1999. From November 1996 to April 1998, Mr. Evans served as President and Chief Executive Officer of Huizenga Sports and Entertainment Group, and concurrently as President, Chief Operating Officer and director of Florida Panthers Holdings (now Boca Resorts, Inc.), each a sports and entertainment ownership and management company. Prior to that time, Mr. Evans served as Chief Operating Officer of Gaylord Entertainment Company, Chief Executive Officer of Madison Square Garden Corporation and Chief Executive Officer of Radio City Music Hall Productions. Mr. Evans previously served as a member of the Board of Governors of the National Basketball Association, the National Hockey League, Major League Baseball and the National Football League.

CLASS I DIRECTORS — TERM WILL EXPIRE IN 2006

Ricki Tigert Helfer
Age — 59
Director since May 1999

     Ricki Tigert Helfer currently serves as Chair of the Company’s Corporate Governance and Nominating Committee. Since June 1997, Ms. Helfer has been an independent consultant on financial regulatory issues and banking system reform with Financial Regulation and Reform International. Ms. Helfer was a non-resident Senior Fellow in the Economic Studies Program of the Brookings Institution from February 1998 to July 1999. From 1997 through 1999, Ms. Helfer served as a Governor of the Philadelphia Stock Exchange and was Chair of its Audit Committee and a member of its Executive Committee from 1998 through 1999. She was the Chairman of the Board of Directors and Chief Executive Officer of the Federal Deposit Insurance Corporation from October 1994 to June 1997. She was a partner in the law firm of Gibson, Dunn & Crutcher from 1992 to 1994 and prior to that served from 1985 to 1992 as the chief international lawyer for the Board of Governors of the Federal Reserve System in Washington, D.C. Ms. Helfer served as a member of the Board of Directors of the Girl Scouts of the USA from 1995 to 2000.

John E. Maupin, Jr., D.D.S.
Age — 57
Director since May 1999

     John E. Maupin, Jr., D.D.S. has been the President of Meharry Medical College since July 1994 and served as the Executive Vice President of Morehouse School of Medicine prior thereto. Dr. Maupin is a director of Pinnacle Financial Partners, Inc., a bank holding company, and VALIC Company I and VALIC Company II, each of which is registered under the Investment Company Act of 1940, as amended, and consists of numerous mutual funds.

Owen G. Shell, Jr.
Age — 67
Director since December 2002

     Owen G. Shell, Jr. has over 40 years of executive management experience in the banking industry. Most recently he served as President of the Asset Management Group of Bank of America, N.A. from 1995 until his retirement in 2001. From 1986 through 1995, Mr. Shell served as the President of Bank of America for the Tennessee region. Prior to that, Mr. Shell held several positions, including Chairman, President and Chief Executive Officer of First American National Bank, Nashville. Mr. Shell is a director of Central Parking Corporation, a company that owns, leases and manages parking facilities.

INFORMATION REGARDING THE BOARD OF DIRECTORS

Director Independence

     Historically, the Board of Directors has been comprised entirely of outside, independent directors, except for its Chairman and Chief Executive Officer. According to the Company’s Corporate Governance Standards, the Board of Directors shall be composed of a substantial majority of independent directors. No director will be deemed independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company, whether directly or indirectly, and meets the independence requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”) and applicable law. Currently, only one director, Mr. Donahey, is a part of management and not independent. The Company requires that all members of the Audit and Compliance Committee, the Compensation Committee and the Corporate Governance and Nominating Committee must be independent directors.

Attendance at Meetings

     The Board of Directors held nine meetings during 2003, including regular and special meetings. Directors are expected to attend meetings of the Board of Directors, the annual meeting of stockholders and all meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2003, five directors attended the annual meeting of stockholders and all directors attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees thereof on which the director served.

Committees of the Board of Directors

     The Board of Directors has three standing committees: an Audit and Compliance Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. All of the members of each committee of the Board of Directors are independent directors (as independence is defined in Rule 4200(a)(15) of the Nasdaq marketplace rules). Although not required by law or the Nasdaq marketplace rules, the Board of Directors believes that an effort should be made to change committee chairmanships from time to time, as needed. The following table shows the current membership of each committee:

Corporate Governance and
Director	Audit and Compliance	Compensation	Nominating
Kenneth C. Donahey	N/A	N/A	N/A
Richard H. Evans	X	X	X
DeWitt Ezell, Jr.	X	Chair	X
Ricki Tigert Helfer	X	X	Chair
William V. Lapham	Chair	X	X
John E. Maupin, Jr., D.D.S.	X	X	X
Owen G. Shell, Jr.	X	X	X

Audit and Compliance Committee

     The Audit and Compliance Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that William V. Lapham, Chairman of the Audit and Compliance Committee, is an “audit committee financial expert,” as defined by rules adopted by the SEC. Pursuant to its Charter, the Audit and Compliance Committee selects the Company’s independent auditors and oversees the arrangements for, and approves the scope of, the audits to be performed by the independent auditors. The Audit and Compliance Committee has adopted a procedure to pre-approve all services performed by the independent auditors. For more information on this procedure, please refer to the section entitled “Ratification of Independent Auditors” in this Proxy Statement. The Audit and Compliance Committee monitors the Company’s systems of internal controls regarding finance, accounting, legal and corporate compliance, monitors compliance with the Company’s Code of Conduct and Code of Ethics, monitors adherence to the Company’s regulatory compliance program, reviews and approves the Company’s internal audit activities, reviews the Company’s accounting procedures and controls and reviews the Company’s annual consolidated financial statements. During 2003, the Audit and Compliance Committee held ten meetings, including quarterly meetings held to review the Company’s quarterly financial results and its quarterly earnings releases, in each case prior to public release. The report of the Audit and Compliance Committee begins on page 30.

Compensation Committee

     The Compensation Committee is responsible for approving compensation arrangements for executive management of the Company, including the Chief Executive Officer, reviewing compensation plans relating to officers, approving grants of options, restricted stock and other benefits under the Company’s employee benefit plans and reviewing generally the Company’s employee compensation policy. During 2003, the Compensation Committee held five meetings. The report of the Compensation Committee begins on page 32.

Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee reviews the qualifications of prospective Board members and recommends nominations to the Board of Directors for election of directors at each annual meeting of stockholders; conducts an annual evaluation of the Board, its committees, its directors and the Chief Executive Officer; and reviews at least annually the Corporate Governance Standards. The Corporate Governance and Nominating Committee will consider all nominees recommended by stockholders who comply with the procedures set forth under “General Information-Stockholder Nominations and Proposals” in this Proxy Statement. During 2003, there were no material changes to the procedures by which a stockholder may recommend nominees to the Board of Directors. During 2003, the Corporate Governance and Nominating Committee held five meetings.

     In evaluating and determining whether to nominate a candidate who is recommended for a position on the Board of Directors, the Corporate Governance and Nominating Committee will consider the criteria outlined in the Company’s Corporate Governance Standards, which include the highest professional ethics, integrity and values, and a commitment to representing the long-term interests of the stockholders of the Company. Nominees must also have an inquisitive and objective perspective, practical wisdom and mature judgment. Further, nominees should know how to read and understand fundamental financial statements and understand the use of financial metrics and information in evaluating the financial performance of the Company. A nominee who also serves as a senior officer of a company or in equivalent positions should not serve on more than two boards of public companies in addition to the Company and other nominees should not serve on more than four other boards of public companies in addition to the Company.

     The Company regularly assesses the size of the Board of Directors, whether any vacancies are expected because of retirement or otherwise, and the need for particular expertise on the Board of Directors. Candidates may come to the attention of the Corporate Governance and Nominating Committee from current Board members, stockholders, professional search firms (upon request) or officers. The Corporate Governance and Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation. This assessment will include a review of the nominee’s judgment, experience, independence, understanding of the Company’s business or related industries, and such other factors as the Corporate Governance and Nominating Committee concludes are pertinent in light of the current needs of the Board of Directors. Nominees must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board of Directors for an extended period of time. The Board of Directors believes that its membership should reflect a diversity of experience, gender, race, ethnicity and age. The Corporate Governance and Nominating Committee will select qualified nominees and propose its recommendations to the Board of Directors. The report of the Corporate Governance and Nominating Committee begins on page 35.

Compensation of Directors

     The Company’s Chairman of the Board of Directors, Mr. Donahey, receives no additional compensation, beyond that which he receives as an officer of the Company, for serving on the Company’s Board of Directors. Mr. Donahey does not serve on any committee of the Board of Directors. In May 2003, the Board of Directors approved an annual retainer of $25,000 for outside directors who are neither officers nor employees of the Company. The outside directors receive $1,500 for each Board meeting attended. Committee members receive a fee of $1,000 for attendance at each committee meeting that is not held on the same day as a meeting of the Board of Directors; provided, that the maximum amount payable to a committee member for attending committee meetings on any single day is $1,000 without regard to the number of committee meetings held on that day. The chairperson of each committee receives an additional fee of $500 for presiding over each committee meeting. Outside directors are also reimbursed for expenses incurred relating to attendance at meetings.

     Under the LifePoint Hospitals, Inc. Outside Directors Stock and Incentive Compensation Plan (the “Outside Directors Plan”), each non-employee director may elect to receive, in lieu of all or any portion, in multiples of 25%, of such director’s annual retainer, deferred stock units, the payout of which, at the election of the director, may be deferred for two years or until such director ceases to be a member of the Board of Directors. The payment of deferred stock units will be made through the issuance of a stock certificate for a number of shares of Common Stock equal to the number of deferred stock units.

     Pursuant to the Outside Directors Plan, each non-employee director receives an annual grant of options, as of a date selected by the Board of Directors, to acquire a number of shares determined by the Board of Directors, exercisable at the fair market value of Common Stock on the date of grant. The annual options become exercisable as to one-third of the shares covered by the option on the date of grant and each of the two next succeeding anniversaries of the date of grant and expire on the tenth anniversary of the date of grant. Upon the occurrence of a change in control of the Company, each outstanding option shall become fully and immediately exercisable.

     On May 22, 2003, Ms. Helfer, Dr. Maupin, and Messrs. Evans, Ezell, Lapham and Shell each received a grant of options to acquire 5,000 shares of Common Stock, exercisable at $20.51 per share, the fair market value of Common Stock on the date of the grant. These options were exercisable as to

1,667 of the shares covered by the option on the date of grant and will become exercisable as to 1,666 shares on May 22, 2004 and 1,667 shares on May 22, 2005.

The Board of Directors recommends that the stockholders
vote FOR the election of the proposed
Class II nominees to the Board of Directors.

AMENDMENT TO THE COMPANY’S 1998 LONG-TERM INCENTIVE PLAN

(Proposal 2)

     The Board of Directors adopted, subject to approval of the Company’s stockholders, an amendment (the “LTIP Amendment”) to the LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan (the “Incentive Plan”). Of the shares of Common Stock available under the Incentive Plan, 300,000 shares may be issued pursuant to restricted stock awards, performance awards, phantom stock awards and dividend equivalent awards. If approved, the LTIP Amendment would increase such number to 1,125,000 and would also increase the total number of shares of Common Stock available under the Incentive Plan to 11,625,000 shares. The LTIP Amendment would also update certain administrative provisions of the Incentive Plan to reflect changes in applicable law and Nasdaq marketplace rules. The following summary of the Incentive Plan is qualified in its entirety by the text of the Incentive Plan and the LTIP Amendment. The full text of the LTIP Amendment is attached as Appendix A.

Required Vote

     The LTIP Amendment will become effective upon the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock (including abstentions) voting in person or by proxy at the Annual Meeting.

General Description of Incentive Plan

     Summary. The Incentive Plan has been approved by the Company’s stockholders and is administered by the Compensation Committee of the Board of Directors. To date, 9,625,000 shares of Common Stock have been reserved for issuance under the Incentive Plan. As of March 1, 2004, options to purchase 4,864,537 shares of Common Stock were outstanding under the Incentive Plan with a weighted-average exercise price of $25.61 and a weighted-average remaining term of 7.5 years. Also as of March 1, 2004, 175,000 shares of unvested restricted stock were outstanding under the Incentive Plan. A total of 1,680,070 shares remained available for grant, of which 125,000 could be granted as restricted shares, performance shares or other full-value awards. The closing price of a share of Common Stock on the Nasdaq National Market on April 16, 2004 was $33.09.

     Purpose. The purpose of the Incentive Plan is to advance the interests of the Company by encouraging and enabling acquisition of an equity interest in the Company by the largest number of employees reasonably practicable. Accordingly, the Company does not limit the grant of stock incentives to senior executives, but rather provides stock incentives to a broad base of employees including corporate office personnel and hospital leaders. The Incentive Plan is intended to aid the Company in attracting and retaining exceptional employees and to stimulate the efforts of these employees.

     Types of Awards. Under the Incentive Plan, the Compensation Committee may grant “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and stock options that do not qualify as incentive stock options under section 422 of the Code (“Nonqualified Options”) and stock appreciation rights (“SARs”). The Compensation Committee may also grant under the Incentive Plan up to, but not more than an aggregate of 300,000 restricted stock awards, performance awards, phantom stock awards and dividend equivalent awards. The Compensation Committee has previously granted Nonqualified Options and restricted stock awards under the Incentive Plan.

     Terms and Restrictions. The Incentive Plan states that no award may be repriced or replaced through cancellation without the approval of the Company’s stockholders. The number of shares of Common Stock subject to an award, the identity of the grantee, the nature of the award, the vesting schedule and the exercise price of any award are determined by the Compensation Committee in its sole discretion and in accordance with the Incentive Plan. However, with respect to options granted under the Incentive Plan (whether incentive stock options or Nonqualified Options), the exercise price shall not be less than the fair market value of Common Stock on the date of grant and the maximum term shall not exceed ten years from the date of grant. In addition, incentive stock options granted under the Incentive Plan to any 10% stockholder are subject to additional limitations. Awards to any person under the Incentive Plan cannot relate to more than 700,000 shares of Common Stock in any calendar year.

     Exercise. In general, payment for stock purchased on the exercise of awards granted under the Incentive Plan must be made in full at the time the award is exercised. Cashless exercises and other similar arrangements approved by the Compensation Committee are permitted; provided, however, that the Company has not permitted cashless exercises for executive officers since the enactment of Sarbanes-Oxley.

     Eligibility. All employees of the Company and its subsidiaries and, in the case of awards other than incentive stock options, any consultant or independent contractor providing services to the Company or a subsidiary, are eligible to be granted awards under the Incentive Plan. Eligibility with respect to any individual within these classes is determined from time to time in the sole discretion of the Compensation Committee. As of January 2004, approximately 7,200 employees were eligible to receive awards under the Incentive Plan.

     Adjustments. If any award under the Incentive Plan is forfeited, cancelled or terminated for any reason without having been exercised in full, the shares of Common Stock not issued or transferred will be available for additional grants. The number of shares of Common Stock available under the Incentive Plan is subject to adjustment in the event of any stock split, stock dividend, recapitalization or other similar action.

     Plan Amendment. The Company’s Board of Directors may amend the Incentive Plan at any time. Pursuant to the terms of the Incentive Plan, however, stockholder approval is required for any amendment that would change the classes of eligible persons, increase the number of shares of Common Stock reserved, allow the grant of options with an exercise price below fair market value, increase the limit on shares available for restricted stock, performance awards, phantom stock awards or dividend equivalent awards, or any modification to the Incentive Plan that would permit option repricing. Pursuant to the Nasdaq marketplace rules, stockholder approval is required for any “material amendment” to the Incentive Plan.

     Other Plans. As of March 1, 2004, the Company had issued 163,923 shares pursuant to the LifePoint Hospitals, Inc. Management Stock Purchase Plan (the “Management Stock Purchase Plan”) and may issue at full value an additional 133,859 shares pursuant to such plan. The Company may also grant deferred stock unit awards or options at full value to purchase 36,218 shares of Common Stock pursuant to the Outside Directors Plan.

Description of Proposed Amendment

     The proposed LTIP Amendment provides for an increase in the number of shares of Common Stock available for restricted stock, performance awards, phantom stock awards or dividend equivalent awards from 300,000 shares to 1,125,000 shares. The LTIP Amendment also increases the overall number of shares of Common Stock available under the Incentive Plan from 9,625,000 shares to 11,625,000 shares.

New Plan Benefits

     The benefits that will be received under the LTIP Amendment in the future are not determinable at this time. The benefits that were received for the 2003 fiscal year by the Named Executive Officers, as hereinafter defined, pursuant to the Incentive Plan are summarized in the section entitled “Executive Compensation — Option Grants In Last Fiscal Year” in this Proxy Statement.

Federal Income Tax Consequences

     Tax consequences to the Company and to individuals receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive option, a nonqualified option, SARs or restricted stock performance, phantom stock or dividend equivalent awards. An individual who exercises incentive stock options will not recognize income on exercise. The exercise of an incentive option, however, does give rise to a preference under the alternative minimum tax rules. Provided that the participant holds the stock for at least two years after the incentive option is granted and one year after the date of exercise, the individual will be subject to capital gains tax on the difference between the price paid to exercise the incentive option and the fair market value of the Common Stock at the time it is sold. A rate reduction applies if the Common Stock is held for five years or more. If, however, the stock is sold before the end of the holding period for incentive stock options, as described above, the sale is treated as a “disqualifying disposition” and the individual is taxed at ordinary income rates on the difference between the exercise price of the option and the fair market value of Common Stock at the time of sale.

     An individual will be taxed at the time he or she exercises a nonqualified option on the difference between the exercise price and the fair market value of Common Stock at the time of exercise. This difference is taxed as ordinary compensation income. The individual’s tax basis in Common Stock acquired through a nonqualified option is the exercise price plus the amount of taxable income that is recognized. Any subsequent gain or loss on the sale of Common Stock acquired through a nonqualified option is subject to capital gains tax treatment. Reduced capital gains rates apply if the Common Stock is held for at least twelve months after exercise. A further rate reduction is available if the Common Stock is held for five years. Similar capital gains rules apply to a disqualifying disposition of Common Stock acquired through an incentive option.

     The exercise of a SAR will result in ordinary income on the value of the SAR to the individual at the time of exercise. An individual will recognize ordinary income on the fair market value of the Common Stock at the time shares of restricted stock become vested. Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and cash payments are made available under performance units or, if applicable, the performance shares become vested, based on the fair market value of Common Stock at that time. Similarly, the value of cash or Common Stock paid under phantom stock awards or dividend equivalent awards are taxable as ordinary income at the time payment is made by the Company. However, an individual may elect to be taxed at the time restricted stock or performance shares are granted under Section 83(b) of the Code. With respect to restricted stock, any subsequent gain or loss on the sale of Common Stock is subject to capital gains tax treatment. Reduced capital gains rates apply if the Common Stock is held for at least 12 months after the shares become vested or, if the individual makes an election pursuant to Section 83(b) of the Code, the date of the restricted stock award.

     The Company does not obtain a tax deduction upon the grant of options or the exercise of an incentive option. The Company generally is allowed to deduct from its taxable income an amount that corresponds to the ordinary income an individual recognizes with respect to options, SARs, restricted stock, performance shares, phantom stock awards or dividend equivalent awards at the same time the income is recognized by the individual.

     The Federal income tax consequences described in this section are based on United States laws and regulations in effect on May 3, 2004, and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.

The Board of Directors recommends that the stockholders
vote FOR approval of the proposed amendment to the
LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan.

AMENDMENT TO THE COMPANY’S OUTSIDE DIRECTORS STOCK AND
INCENTIVE COMPENSATION PLAN

(Proposal 3)

     The Board of Directors adopted, subject to approval of the Company’s stockholders, an amendment (the “Directors Plan Amendment”) to the Outside Directors Plan. Currently, the Outside Directors Plan provides for the issuance of up to 175,000 shares of Common Stock pursuant to the award of Nonqualified Options and deferred stock unit awards. If approved, the Directors Plan Amendment would increase the number of shares of Common Stock available for issuance under the Outside Directors Plan to 375,000 and would also allow for all of the available shares to be issued pursuant to restricted stock awards. The Directors Plan Amendment would also update certain administrative provisions of the Outside Directors Plan to reflect changes in applicable law and Nasdaq marketplace rules. The following summary of the Outside Directors Plan is qualified in its entirety by the text of the Outside Directors Plan and the Directors Plan Amendment. The full text of the Directors Plan Amendment is attached as Appendix B.

Required Vote

     The Directors Plan Amendment will become effective upon the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock (including abstentions) voting in person or by proxy at the Annual Meeting.

General Description of Outside Directors Plan

     Summary. The Outside Directors Plan has been approved by the Company’s stockholders and is administered by the Board of Directors. To date, 175,000 shares of Common Stock have been reserved for issuance under the Outside Directors Plan. As of April 16, 2004, awards representing 135,645 shares of Common Stock were outstanding, including 9,478 deferred stock units issued in lieu of cash compensation for certain outside directors’ annual retainer fees, and approximately 36,218 shares remain available for grant under the Outside Directors Plan. As of April 16, 2004, options to purchase 126,166 shares of Common Stock were outstanding under the Outside Directors Plan with a weighted-average exercise price of $25.16, and a weighted-average remaining term of 7.1 years. The closing price of a share of Common Stock on the Nasdaq National Market on April 16, 2004 was $33.09.

     Purpose. The purpose of the Outside Directors Plan is to encourage the ownership of an equity interest in the Company by the members of its Board of Directors, to provide an incentive to such directors to continue to serve the Company and to aid the Company in attracting and retaining qualified candidates for the Board of Directors.

     Types of Awards. Under the Outside Directors Plan, the Board of Directors may grant Nonqualified Options and deferred stock unit awards. A deferred stock unit award is the right to receive in the future a certain number of shares of Common Stock. The Board of Directors has previously granted both options and deferred stock unit awards under the Outside Directors Plan.

     Terms and Restrictions. Each member of the Board of Directors who is not an employee of the Company or an affiliate (a “Non-Employee Director”) shall, upon commencement of service as a Non-Employee Director, receive a one-time grant of an option. This option will become fully exercisable on the third anniversary of the date of grant. In addition, each Non-Employee Director will be granted an option on the first business day of each annual term of the Board of Directors. This option will become exercisable as to one-third of the shares covered by the option on the date of grant and each of the two next succeeding anniversaries thereof. The Board of Directors determines the number of shares subject to the options awarded under the Outside Directors Plan. Such options shall be exercisable at the fair market value of Common Stock on the date of grant and shall expire ten years thereafter or, if sooner, upon the termination of the Non-Employee Director’s service (as described below). The Outside Directors Plan also provides for the grant of options to Non-Employee Directors at the discretion of the Board of Directors at a price that is not less than the fair market value of Common Stock on the date of grant and for a term of ten years or less.

     The Outside Directors Plan further provides that Non-Employee Directors may elect to receive, in lieu of any portion of their annual retainer (in multiples of 25%), a deferred stock unit award. A deferred stock unit award represents the right to receive a specified number of shares of Common Stock. The shares are paid, subject to the election of the Non-Employee Director, either two years following the date of the award or at the end of the director’s service on the Board of Directors. The number of shares of Common Stock to be paid under a deferred stock unit award is equal to the value of the cash retainer that the Non-Employee Director has elected to forego, divided by the fair market value of Common Stock on the date of the award.

     Upon the occurrence of a change in control of the Company (as defined in the Outside Directors Plan), each outstanding option shall become fully and immediately exercisable. Transfers of options that are granted under the Outside Directors Plan are limited to (i) gifts made by a Non-Employee Director to an appropriate family member with consent of the Board of Directors, and (ii) transfers made upon death. Options granted under the Outside Directors Plan are exercisable for a period of six months following the death or disability of a Non-Employee Director to the extent that they were otherwise exercisable. If a Non-Employee Director’s service on the Board of Directors terminates for any other reason, options will be exercisable for a period of 90 days to the extent that they were otherwise exercisable.

     Exercise. In general, payment for stock purchased on the exercise of options granted under the Outside Directors Plan must be made in full at the time the option is exercised. Payment may be made in cash or through certain cashless exercises or other similar arrangements; provided, however, that the Company has not permitted cashless exercises by directors through broker-assisted trades since the promulgation of Sarbanes-Oxley.

     Eligibility. All Non-Employee Directors of the Company are eligible to receive awards under the Outside Directors Plan. As of January 2004, six directors were eligible to receive awards under the Outside Directors Plan.

     Adjustments. If any award under the Outside Directors Plan is forfeited, cancelled or terminated without having been exercised in full, the shares of Common Stock not issued or transferred will be available for additional grants. The number of shares of Common Stock available under the Outside Directors Plan is subject to adjustment in the event of any stock split, stock dividend, recapitalization or other similar action.

     Plan Amendment. The Board of Directors may amend the Outside Directors Plan at any time. Pursuant to the Nasdaq marketplace rules, stockholder approval is required for any “material amendment” to the Outside Directors Plan.

     Other Plans. As of March 1, 2004, the Company had issued 163,923 shares pursuant to the Management Stock Purchase Plan and may issue at full value an additional 133,859 shares pursuant to such plan. The Company may also grant restricted stock, performance awards, phantom stock awards, dividend equivalent awards or options at full value to purchase 125,000 shares of Common Stock pursuant to the Incentive Plan without taking into consideration the stockholder approval of the LTIP Amendment.

Description of Proposed Amendment

     The proposed Directors Plan Amendment increases the overall number of shares of Common Stock available under the Outside Directors Plan from 175,000 shares to 375,000 shares. The

Directors Plan Amendment also allows for all of the available shares to be issued pursuant to restricted stock awards.

New Plan Benefits

     The benefits that will be received under the Directors Plan Amendment in the future are not determinable at this time.

Federal Income Tax Consequences

     Tax consequences to the Company and to directors receiving awards will vary with the type of award. Generally, a director will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an option, a deferred stock unit award or a restricted stock award. A director will be taxed at the time he or she exercises a option on the difference between the exercise price and the fair market value of Common Stock at the time of exercise. This difference is taxed as ordinary compensation income. The director’s tax basis in Common Stock acquired through an option is the exercise price plus the amount of taxable income that is recognized. Any subsequent gain or loss on the sale of Common Stock acquired through an option is subject to capital gains tax treatment. Reduced capital gains rates apply if the Common Stock is held for at least 12 months after exercise. A further rate reduction is available if the Common Stock is held for five years.

     A director will recognize ordinary income on the fair market value of the Common Stock at the time shares of Common Stock are paid under a deferred stock unit award. Any subsequent gain or loss on the sale of the Common Stock is subject to capital gains tax treatment. Reduced capital gains rates apply if the Common Stock is held for at least 12 months after the shares are paid under the award. A further rate reduction is available if the Common Stock is held for five years.

     A director will recognize ordinary income on the fair market value of the Common Stock at the time shares of restricted stock become vested. The director may elect, however, to be taxed at the time restricted stock is granted under Section 83(b) of the Code. Any subsequent gain or loss on the sale of the Common Stock is subject to capital gains tax treatment. Reduced capital gains rates apply if the Common Stock is held for at least 12 months after the shares become vested or, if the director makes a Section 83(b) election, the date of the restricted stock award. A further rate reduction is available if the Common Stock is held for five years.

     The Company does not obtain a tax deduction upon the grant of options, deferred stock unit awards or the award of restricted stock. The Company generally is allowed to deduct from its taxable income an amount that corresponds to the ordinary income a director recognizes with respect to options, deferred stock unit awards or restricted stock at the same time the income is recognized by the director.

     The Federal income tax consequences described in this section are based on United States laws and regulations in effect on May 3, 2004, and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.

The Board of Directors recommends that the stockholders
vote FOR approval of the proposed amendment to the LifePoint Hospitals, Inc.
Outside Directors Stock and Incentive Compensation Plan.

APPROVAL OF THE COMPANY’S EXECUTIVE PERFORMANCE INCENTIVE PLAN

(Proposal 4)

     On February 20, 2004, the Board of Directors adopted the LifePoint Hospitals, Inc. Executive Performance Incentive Plan (the “Performance Plan”), subject to the approval of the stockholders. The Performance Plan provides for the payment of cash incentive bonuses to participants based upon the achievement of performance goals established annually by the Compensation Committee of the Board of Directors. If approved, the Performance Plan would permit the Company to deduct for federal income tax purposes compensation paid under the Performance Plan. The Company would administer the Performance Plan in a manner that maximizes the deductibility of compensation under Section 162(m) of the Code. As currently contemplated by the Compensation Committee, only Mr. Donahey, the Company’s Chief Executive Officer, could participate in the Performance Plan during 2004.

Required Vote

     The Performance Plan will become effective upon the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock (including abstentions) voting in person or by proxy at the Annual Meeting.

     If the Performance Plan is approved by the stockholders, it will become effective without further action as of January 1, 2004 and will continue until terminated by the Board of Directors. The Performance Plan is described below. The description is qualified in its entirety by reference to the full text of the Performance Plan, which is attached as Appendix C.

Purpose of the Performance Plan

     The Performance Plan is designed to qualify as “performance-based” compensation under Section 162(m) of the Code. Under Section 162(m), compensation paid to the Named Executive Officers in excess of $1 million in any year is not deductible in calculating the Company’s federal income tax. Compensation that qualifies as “performance-based” under Section 162(m), however, is fully deductible, even if it exceeds $1 million in a single year. The Performance Plan has been designed to qualify as “performance-based.” Payments under the Performance Plan to eligible employees of the Company will replace the cash bonus payments that they could receive under the Company’s current incentive bonus program.

     As with all of the Company’s incentive plans, the Performance Plan is intended to increase stockholder value and the Company’s success by encouraging outstanding performance by certain executive officers. These goals are to be achieved by providing eligible executive officers with incentive awards based on the achievement of goals relating to the Company’s performance. The Company currently awards cash bonuses to executive officers under the LifePoint Hospitals, Inc. Annual Cash Bonus Plan (the “Bonus Plan”). The Bonus Plan, along with the Company’s other compensation arrangements, is described in the Compensation Committee Report on Executive Compensation contained in this Proxy Statement. Participants in the Performance Plan will not be eligible to participate in the Bonus Plan. The Performance Plan should operate similarly to the Bonus Plan, except that the performance goals and achievement of performance standards will be established and closely scrutinized by the Compensation Committee, as required by Section 162(m).

     Although the Company does not intend to pay incentive bonuses to participants in the Performance Plan that do not qualify as “performance-based compensation” under Section 162(m) upon the adoption of the Performance Plan, there can be no assurance that the Company will not pay such bonuses. Any such payments would likely only be made under extraordinary circumstances. If the Performance Plan is not approved by the stockholders, the Compensation Committee will still have the ability to award cash bonuses to individuals who would have been participants under the Performance Plan in an amount that the Compensation Committee deems reasonable and appropriate at that time. The Company may not be able to deduct for federal income tax purposes a portion of such bonuses.

Business Criteria for Performance Goals

     The Compensation Committee must establish objective performance goals each year for eligible participants of the Performance Plan. The performance goals must be expressed as targeted levels of achievement that are based on one or more of the following business criteria:

•	Return on equity, capital, sales or assets;

•	Revenues;

•	Income (net, pre-tax and/or operating);

•	Cash flow (including operating cash flow, free cash flow, discounted return on investment and cash flow in excess of cost of capital);

•	Earnings per share; and

•	Debt reduction.

Operation of the Performance Plan

     If the Performance Plan is approved, it will be administered by the Compensation Committee. Executive officers who are “covered employees” and whose projected taxable compensation for a year may be greater than $1 million are eligible to be selected by the Compensation Committee to receive an award under the Performance Plan. No later than 90 days after the beginning of the year, the Compensation Committee will specify in writing the maximum amount of incentive compensation payable to each participant, the performance goals upon which each participant’s incentive is conditioned and the formula to determine the amount payable to each participant based on the achievement of the specified goals. The amount payable may vary among participants and from year to year, but the maximum cash bonus payable to any participant under the Performance Plan in a year is $3 million.

     As soon as possible after the end of each fiscal year, the Compensation Committee will certify in writing for each participant whether the performance goals for that year and any other material conditions have been met. If these goals and conditions have been met, the Compensation Committee may award the participant the cash incentive bonus. The Compensation Committee has discretion to reduce or eliminate, but not increase, an amount that is payable to a participant in an award. Awards will be paid in cash or in a form specified by the Compensation Committee as soon as practicable following the end of the fiscal year.

Change in Control

     If the Company experiences a change in control (as defined in the Performance Plan), and the performance goals for the year under an award are not achieved, the Compensation Committee may in its discretion pay the amount due under the award, or any portion thereof. Any payment under an award will be paid following the end of the fiscal year or, at the discretion of the Compensation Committee, following the change in control.

Death, Disability and Retirement

     Upon the death or disability (as defined in the Performance Plan) of a participant during the course of a year in which the performance goals of an award are achieved, the Compensation Committee may pay the entire amount stated in the award or may, in its discretion, prorate the payment for the number of months that the participant was employed during the year. If the performance goals are not achieved, the Compensation Committee retains the discretion to pay any portion of the award following death or disability. Payments will be made after the end of the year.

     When a participant retires (as defined in the Performance Plan) during the course of the year and the performance goals stated in the award are achieved, the Compensation Committee may pay, in its discretion, the entire amount of the award or prorate the payment for the number of months the participant was employed during the year. Payments will be made after the end of the year.

Amendment and Termination of the Performance Plan

     The Board of Directors may amend or terminate the Performance Plan at any time and for any reason. No amendment that would modify the material terms of the Performance Plan, including the performance goals, will be effective until approved by the stockholders in a manner that satisfies the stockholder approval requirements of Section 162(m) of the Code.

Federal Income Tax Consequences

     Under present federal income tax law, participants will realize ordinary income equal to the amount of the payment received in the year of receipt. The Company will receive a deduction for the amount constituting ordinary income to the participant, provided that the Performance Plan satisfies the requirements of Section 162(m). As described above, Section 162(m) limits the deductibility of compensation not based on performance that is paid to certain corporate executives.

New Plan Benefits

     Awards that will be issued under the Performance Plan will be determined based on the Company’s actual performance compared to certain performance goals that will be established by the Compensation Committee. Therefore, the amount of any future awards under the Performance Plan (if any) cannot now be determined.

The Board of Directors recommends that the stockholders
vote FOR approval of the proposed LifePoint Hospitals, Inc. Executive
Performance Incentive Plan.

RATIFICATION OF INDEPENDENT AUDITORS

(Proposal 5)

     The Company’s Audit and Compliance Committee has selected Ernst & Young LLP to be the Company’s independent auditors for 2004.

     The Company is seeking an affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, if a quorum is present, in order to ratify the appointment of the independent auditors. If the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit and Compliance Committee will reconsider the selection.

     It is anticipated that representatives of Ernst & Young LLP will attend the Annual Meeting and will have an opportunity to make a statement, if they determine to do so, and will be available to respond to questions at that time.

     Ernst & Young LLP has audited the Company’s financial statements since 1999. The table below provides information concerning fees for which the Company was billed in the last two fiscal years for services rendered by Ernst & Young LLP:

Description of Fees	Amount of Fees
	2003	2002
Audit Fees	$556,700	$615,000
Audit-Related Fees	163,100	52,900
Tax Fees:
Compliance	91,000	135,300
Other Tax Advice and Consultation	139,700	328,600
All Other Fees:
HIPAA Consulting	—	147,600
Independent Review Organization Services	66,700	88,900
Miscellaneous Fees	63,500	26,600

Total	$1,080,700	$1,394,900

     Audit Fees — These fees were primarily for professional services rendered by Ernst & Young LLP in connection with the audit of the Company’s consolidated annual financial statements, reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q for the first three fiscal quarters of the fiscal years ended December 31, 2003 and 2002, and the audit of the LifePoint Hospitals, Inc. Retirement Plan (the “Retirement Plan”). The fees also include audits of subsidiaries, as well as comfort letters and consents related to securities offerings and SEC filings.

     Audit-Related Fees — These fees were primarily for services rendered by Ernst & Young LLP for matters such as internal control planning and documentation required by Section 404 of Sarbanes-Oxley, due diligence services, audits of certain employee benefit plans, agreed-upon procedures and consultation on accounting standards or transactions.

     Tax Fees — These fees were for services rendered by Ernst & Young LLP for assistance with tax compliance regarding tax filings and also for other tax planning and tax advice services.

     All Other Fees — Other fees paid to Ernst & Young LLP were primarily consulting fees relating to the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), fees relating to independent review organization billing and compliance services, fees relating to certain Medicaid rate review, license fees for certain Ernst & Young LLP software and other fees for specifically requested projects.

     The Audit and Compliance Committee has implemented procedures to ensure advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. These procedures require that the Audit and Compliance Committee approve all services prior to the commencement of work. Unless the specific service has been pre-approved with respect to that year, the Audit and Compliance Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit and Compliance Committee has delegated to Mr. Lapham, the Chairman of the Audit and Compliance Committee, pre-approval authority on an interim basis with respect to audit or permitted non-audit services (in an amount not to exceed $20,000 in each instance) to be provided by Ernst & Young LLP, subject to ratification of such pre-approval by the Audit and Compliance Committee at its next scheduled meeting. The Audit and Compliance Committee approved in accordance with applicable law all of the audit, audit-related, tax and non-audit services performed by Ernst & Young LLP during 2003.

     The Audit and Compliance Committee has reviewed the fees detailed above and considers the provision of the described services to be compatible with maintaining the independence of Ernst & Young LLP. None of these services are of a type that was prohibited under the independent auditor independence standards of the SEC.

     Further, on April 23, 2004, the Audit and Compliance Committee met with representatives of Ernst & Young LLP, including the audit partner for the Company and the Chief Operating Officer of Ernst & Young LLP, to discuss the April 16, 2004 decision rendered by the Chief Administrative Law Judge of the SEC which sanctioned Ernst & Young LLP for violating the rules of the SEC regarding independence standards required of outside auditors when it audited the financial statements of PeopleSoft Inc. for fiscal years 1994 through 1999. In preparation for this meeting with Ernst & Young LLP, the Company requested and received a letter from the Vice Chair and General Counsel of Ernst & Young LLP outlining the steps taken by Ernst & Young LLP since 1999 to correct the issues raised in this decision. The steps outlined in this letter, among other matters, were discussed in detail with representatives of Ernst & Young LLP at this meeting of the Audit and Compliance Committee. Following this discussion and the consideration of other relevant facts and circumstances, Ernst & Young LLP confirmed its earlier opinion given under Independence Standards Board Standard No. 1, as modified or supplemented, that it satisfies the independence standards required of outside auditors. Based upon these discussions, the information reviewed and its understanding of the relevant facts and circumstances, the Audit and Compliance Committee concurred with this opinion of Ernst & Young LLP and reconfirmed its decision to select Ernst & Young LLP as the Company’s independent auditors for 2004.

The Audit and Compliance Committee and the Board of Directors recommend that the stockholders vote FOR the ratification of Ernst & Young LLP as the Company’s independent auditors for 2004.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information as of April 16, 2004 (unless otherwise indicated) regarding beneficial ownership of Common Stock by (i) each director, nominee for director and executive officer of the Company who owns Common Stock, (ii) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company and (iii) all directors and executive officers as a group. Except as otherwise indicated, the beneficial owners listed below have sole voting and investment power with respect to all shares owned by them, except to the extent such power is shared by a spouse under applicable law.

	Amount and Nature
	of Beneficial	Percent of
Name of Beneficial Owner	Ownership	Class
U.S. Trust Corporation (1)	3,156,011	8.26%
Shapiro Capital Management Company, Inc. (2)	2,575,725	6.74
Kenneth C. Donahey (3)(4)(5)	856,400	2.24
William F. Carpenter III (3)(4)(5)	519,413	1.36
Neil D. Hemphill (3)(4)(5)	349,150	*
William M. Gracey (3)(4)(5)(6)	288,822	*
Michael J. Culotta (3)(4)(5)	191,213	*
Joné Law Koford (3)(4)(5)	141,470	*
Michael A. Wiechart (3)(4)(5)	111,773	*
R. Scott Raplee (3)(4)(5)	105,908	*
Thomas M. Weiss (3)(4)(5)	59,167	*
Todd J. Kerr (3)(4)	30,949	*
William V. Lapham (3)(7)	27,403	*
DeWitt Ezell, Jr. (3)(8)	26,707	*
Ricki Tigert Helfer (3)(8)	25,689	*
John E. Maupin, Jr., D.D.S. (3)(8)	25,575	*
Richard H. Evans (3)(8)	16,020	*
Owen G. Shell (3)	8,333	*
Gary D. Willis (3)(4)	3,730	*
All directors and executive officers as a group (17 persons) (3)(4)(5)(6)(7)(8)	2,787,722	7.25%

*Less than one percent.

(1)	The ownership for U.S. Trust Corporation and its affiliates on behalf of the Employee Stock Ownership Plan component of the Retirement Plan is based on information contained in the Schedule 13G filed on February 17, 2004 with the SEC. U.S. Trust Corporation has shared voting power and shared dispositive power with respect to 2,592,469 shares. U.S. Trust Corporation has sole voting power and sole dispositive power with respect to 525,702 shares. The address of U.S. Trust Corporation is 114 W. 47th Street, New York, New York 10036.

(2)	The ownership for Shapiro Capital Management Company, Inc., on behalf of its investment advisory clients and affiliated persons, is based on information contained in the Schedule 13G filed on February 9, 2004 with the SEC. Shapiro Capital Management Company, Inc. has sole voting and dispositive power with respect to 2,575,725 shares. The address of Shapiro Capital Management Company, Inc. is 3060 Peachtree Road, Suite 1555, N.W., Atlanta, Georgia 30305.

(3)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or will become exercisable within 60 days from April 16, 2004, are deemed outstanding. The total number of shares with respect to which such persons have rights to acquire beneficial ownership in 60 days is as follows: Mr. Donahey, 54,878; Mr. Carpenter, 54,878; Mr. Hemphill, 25,610; Mr. Gracey, 27,439; Ms. Koford, 6,667; Mr. Wiechart, 9,146; Mr. Raplee, 10,975; Mr. Lapham, 2,999; Mr. Ezell, 2,999; Ms. Helfer, 2,999; Dr. Maupin, 2,999; Mr. Evans, 2,999; and Mr. Shell, 1,666. To the knowledge of the Company, each person named in the table has the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person, unless otherwise noted.

(4)	The ownership given for each individual includes shares indirectly owned through the Retirement Plan as follows: Mr. Donahey, 2,415; Mr. Carpenter, 932; Mr. Hemphill, 1,845; Mr. Gracey, 1,861; Mr. Culotta 1,425; Mr. Wiechart, 1,582; Ms. Koford, 442; Mr. Raplee, 1,899; Mr. Weiss, 847; Mr. Kerr, 793; and Mr. Willis, 301. Share amounts are estimates based on unit accounting and based upon a April 16, 2004 value of $33.09 per share.

(5)	The ownership for each individual includes restricted stock awards granted under the Incentive Plan as follows: Mr. Donahey, 40,000; Mr. Carpenter, 20,000; Mr. Hemphill, 10,000; Mr. Gracey, 30,000; Mr. Culotta, 30,000; Mr. Wiechart, 10,000; Ms. Koford, 15,000; Mr. Raplee, 10,000; and Mr. Weiss, 10,000. Generally, such shares shall be forfeited in their entirety unless the individual continues to be employed by the Company on February 20, 2007.

(6)	The ownership given includes options to purchase 174 shares held by Mr. Gracey’s wife, as to which he disclaims beneficial ownership.

(7)	The ownership given includes 2,250 shares held by Mr. Lapham’s wife and 380 shares held by Mr. Lapham’s child, as to which he disclaims beneficial ownership.

(8)	The ownership given for each individual includes deferred stock units, granted under the Outside Directors Plan, payable in shares of Common Stock as follows: Mr. Ezell, 1,745; Ms. Helfer, 4,050; Dr. Maupin, 2,602; and Mr. Evans, 1,081.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The information under this heading sets forth for 2001, 2002 and 2003 the compensation paid to the Company’s Chief Executive Officer and to the five executive officers of the Company who were, based on such compensation, the other most highly compensated executive officers for the year ended December 31, 2003 (hereinafter, collectively referred to as the “Named Executive Officers”).

				Long-Term
		Annual Compensation (1)		Compensation
				Securities
				Underlying Options	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	(#)	Compensation ($)
Kenneth C. Donahey (2)	2003	$640,385	$346,125	150,000	$9,054
Chairman, Chief Executive Officer	2002	584,615	540,000	125,000	9,440
and President	2001	410,480	471,900	145,000	8,298
Michael J. Culotta (3)	2003	$356,154	$127,800	50,000	$5,201
Chief Financial Officer	2002	337,115	204,000	50,000	5,533
	2001	46,250	32,771	150,000	—
William F. Carpenter III (4)	2003	$356,154	$127,800	50,000	$4,076
Executive Vice President, General Counsel,	2002	334,231	204,000	40,000	4,460
Secretary and Corporate Governance Officer	2001	276,385	187,550	40,000	4,636
William M. Gracey (5)	2003	$346,154	$144,375	50,000	$7,400
Chief Operating Officer	2002	322,308	202,125	40,000	7,385
	2001	267,808	179,075	40,000	6,211
Joné Law Koford (6)	2003	$327,115	$117,150	50,000	$5,095
Division President	2002	306,346	159,075	60,000	5,425
	2001	131,077	100,000	90,000	12,331
Daniel S. Slipkovich (7)	2003	$278,615	$—	50,000	$152,636
Division President	2002	334,231	210,800	40,000	2,783
	2001	274,269	170,500	40,000	4,289

(1)	Perquisites and other personal benefits did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus for any Named Executive Officer.

(2)	All other compensation for 2003 includes contributions made by the Company as follows: $2,255 for group life insurance in excess of $50,000; $2,442 for long-term disability insurance; $52 for opting out of the dental plan; and $4,302 under the Retirement Plan. All other compensation for 2002 includes contributions made by the Company as follows: $2,205 for group life insurance in excess of $50,000; $2,240 for long-term disability insurance; $52 for opting out of the dental plan; and $4,943 under the Retirement Plan. All other compensation for 2001 includes contributions made by the Company as follows: $2,147 for group life insurance in excess of $50,000; $2,240 for long-term disability insurance; $52 for opting out of the dental plan; and $3,859 under the Retirement Plan.

(3)	All other compensation for 2003 includes contributions made by the Company as follows: $910 for group life insurance in excess of $50,000; $1,720 for long-term disability insurance; and $2,571 under the Retirement Plan. All other compensation for 2002 includes contributions made by the Company as follows: $876 for group life insurance in excess of $50,000; $1,560 for long-term disability insurance; and $3,097 under the Retirement Plan. Salary for 2001 reflects amounts that Mr. Culotta received upon his employment with the Company from November 1, 2001 through December 31, 2001.

(4)	All other compensation for 2003 includes contributions made by the Company as follows: $1,054 for group life insurance in excess of $50,000; $1,720 for long-term disability insurance; and $1,302 under the Retirement Plan. All other compensation for 2002 includes contributions made by the Company as follows: $957 for group life insurance in excess of $50,000; $1,560 for long-

term disability insurance; and $1,943 under the Retirement Plan. All other compensation for 2001 includes contributions made by the Company as follows: $791 for group life insurance in excess of $50,000; $1,560 for long-term disability insurance; and $2,285 under the Retirement Plan.

(5)	All other compensation for 2003 includes contributions made by the Company as follows: $1,378 for group life insurance in excess of $50,000; $1,720 for long-term disability insurance; and $4,302 under the Retirement Plan. All other compensation for 2002 includes contributions made by the Company as follows: $882 for group life insurance in excess of $50,000; $1,560 for long-term disability insurance; and $4,943 under the Retirement Plan. All other compensation for 2001 includes contributions made by the Company as follows: $792 for group life insurance in excess of $50,000; $1,560 for long-term disability insurance; and $3,859 under the Retirement Plan.

(6)	All other compensation for 2003 includes contributions made by the Company as follows: $2,073 for group life insurance in excess of $50,000; $1,720 for long-term disability insurance; and $1,302 under the Retirement Plan. All other compensation for 2002 includes contributions made by the Company as follows: $1,922 for group life insurance in excess of $50,000; $1,560 for long-term disability insurance; and $1,943 under the Retirement Plan. All other compensation for 2001 includes contributions made by the Company as follows: $10,000 for relocation expenses; $310 for group life insurance in excess of $50,000; $284 for long-term disability insurance; and $1,737 under the Retirement Plan.

(7)	All other compensation for 2003 includes contributions made by the Company as follows: $1,708.41 for group life insurance in excess of $50,000; $1,389.15 for long-term disability insurance; and $149,538 for amounts owed in connection with termination of employment. All other compensation for 2002 includes contributions made by the Company as follows: $840 for long-term disability insurance and $1,943 under the Retirement Plan. All other compensation for 2001 includes contributions made by the Company as follows: $1,164 for group life insurance in excess of $50,000; $840 for long-term disability insurance; and $2,285 under the Retirement Plan. Long-term compensation includes certain options that lapsed upon Mr. Slipkovich's resignation of employment. Mr. Slipkovich resigned from the Company effective July 25, 2003.

Option Grants In Last Fiscal Year

     The following table sets forth information concerning the stock options granted to the Named Executive Officers in 2003:

	Individual Grants
					Potential Realizable
					Value at Assumed
	Number of				Annual Rates of Stock
	Securities	Percent of Total			Price Appreciation for
	Underlying Options Granted	Options Granted to Employees in	Exercise of Base Price	Expiration	Option Term (1)
Name	(#)(2)	Fiscal Year	($/Sh)	Date	5% ($)	10%($)
Kenneth C. Donahey	150,000	14.5%	$21.05	2/24/2013	$1,985,735	$5,032,242
Michael J. Culotta	50,000	4.8	21.05	2/24/2013	661,912	1,677,414
William F. Carpenter III	50,000	4.8	21.05	2/24/2013	661,912	1,677,414
William M. Gracey	50,000	4.8	21.05	2/24/2013	661,912	1,677,414
Joné Law Koford	50,000	4.8	21.05	2/24/2013	661,912	1,677,414
Daniel S. Slipkovich	50,000 (3)	4.8	21.05	2/24/2013	661,912	1,677,414

(1)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term and based upon assumed rates of appreciation in the market price of the Common Stock of 5% and 10% compounded annually from the date of grant to the expiration date. The actual value, if any, that will be realized by each Named Executive Officer upon the exercise of any option will depend upon the difference between the exercise price of the option and the market price of the Common Stock on the date that the option is exercised. There can be no assurance that amounts reflected in this table will be achieved.
(2)	Options were granted pursuant to the Incentive Plan and are exercisable in three installments on February 24, 2004, February 24, 2005 and February 24, 2006.
(3)	Options granted to Mr. Slipkovich in 2003 lapsed upon his resignation of employment. Mr. Slipkovich resigned from the Company effective July 25, 2003.

Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

     The following table provides certain information with respect to the Named Executive Officers concerning the exercise of options during 2003 and unexercised options held as of the end of 2003:

			Number of Securities
			Underlying Unexercised
			Options at Fiscal			Value of Unexercised
	Shares		Year-End (#)			In-the-Money Options at Fiscal Year-End ($) (1)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable		Unexercisable	Exercisable	Unexercisable
Kenneth C. Donahey	3,982	$54,250	493,212		336,544	$6,649,195	$2,317,945
Michael J. Culotta	—	—	116,667		133,333	—	420,000
William F. Carpenter III	20,000	393,633	267,879		144,877	4,261,295	1,477,945
William M. Gracey	118 (2)	1,929	138,297	(3)	117,438	1,843,930	948,972
Joné Law Koford	—	—	80,000		120,000	—	404,666
Daniel S. Slipkovich(4)	158,797	2,904,574	—		—	—	—

(1)	The closing price for the Common Stock, as reported by the Nasdaq National Market, on December 31, 2003 was $29.45. Value of in-the-money options is calculated on the basis of the difference between the exercise price of each such option and $29.45, multiplied by the number of shares of Common Stock underlying each such option.
(2)	Options to purchase 118 shares of Common Stock were exercised by Mr. Gracey’s wife, as to which Mr. Gracey disclaims beneficial ownership.
(3)	Includes options to purchase 174 shares of Common Stock owned by Mr. Gracey’s wife, as to which Mr. Gracey disclaims beneficial ownership.
(4)	Mr. Slipkovich resigned from the Company effective July 25, 2003.

Equity Compensation Plan Information

     The following table provides aggregate information as of December 31, 2003 with respect to shares of Common Stock that may be issued under the Company’s existing equity compensation plans, including the Incentive Plan, the Management Stock Purchase Plan, the Outside Directors Plan and the LifePoint Hospitals, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”).

Number Of
Securities
Remaining Available
	Number Of		For Future Issuance
	Securities To Be		Under Equity
	Issued Upon	Weighted-Average	Compensation Plans
	Exercise Of	Exercise Price Of	(Excluding
	Outstanding	Outstanding	Securities
	Options, Warrants	Options, Warrants	Reflected In
Plan Category	And Rights	And Rights	Column (a))
	(a)	(b)	(c)

Equity Compensation Plans Approved By Security Holders	4,352,920 (1)	$24.09 (2)	2,974,309 (3)

Equity Compensation Plans Not Approved By Security Holders	None	None	None

Total	4,352,920	$24.09	2,974,309

(1) Includes the following:

•	4,217,276 shares of Common Stock to be issued upon exercise of outstanding stock options granted under the Incentive Plan;

•	126,166 shares of Common Stock to be issued upon exercise of outstanding stock options granted under the Outside Directors Plan; and

•	9,478 shares of Common Stock to be issued upon the vesting of deferred stock units outstanding under the Outside Directors Plan.

(2)	Upon vesting, deferred stock units are settled for shares of Common Stock on a one-for-one basis. Accordingly, the deferred stock units have been excluded for purposes of computing the weighted-average exercise price.

(3) Includes the following:

•	2,604,234 shares of Common Stock available for issuance under the Incentive Plan;

•	144,534 shares of Common Stock available for issuance under the Management Stock Purchase Plan;

•	36,218 shares of Common Stock available for issuance under the Outside Directors Plan; and

•	189,323 shares of Common Stock available for issuance under the Employee Stock Purchase Plan.

Employment Agreement, Termination Arrangements and Change in Control Severance Plan

Employment Agreement of Kenneth C. Donahey

     The Company entered into an employment agreement with Kenneth C. Donahey, the Company’s Chairman of the Board of Directors, Chief Executive Officer and President, effective as of June 25, 2001. The employment agreement provides for a term of employment of three years with automatic one-year renewals beginning on the second anniversary of the effective date, absent notice of non-extension. Effective March 2, 2003, Mr. Donahey received an annual base salary of $650,000 pursuant to this agreement, which amount is subject to review at least annually, and he has an opportunity to earn an annual bonus equal to not more than 100% of his base salary, based on annual targets. Beginning in 2004, if the Performance Plan is approved by the stockholders of the Company at the Annual Meeting, a bonus will be paid to Mr. Donahey only if the Company achieves the performance goals set by the Compensation Committee under the Performance Plan. If the Performance Plan is approved, the bonus described in Mr. Donahey’s employment agreement will be replaced by any benefits he receives under the Performance Plan.

     If Mr. Donahey’s employment is involuntarily terminated without “cause” or if he resigns with “good reason,” each as defined in the employment agreement, Mr. Donahey will receive his earned but unpaid base salary, any earned but unpaid bonus for the calendar year that ended prior to termination, his benefit rights, payments for certain other accrued amounts and the costs of continued insurance coverage, continued monthly payments of his base salary from the date of termination until the second anniversary of such termination, and 75% of his base salary for each calendar year in which such termination occurs and for two years thereafter. Mr. Donahey is also entitled to certain payments if his employment is terminated upon death or disability. Mr. Donahey is indemnified against excise taxes that may be imposed on change in control payments under Section 4999 of the Code.

Certain Termination Arrangements

     In July 1999, the Company established a severance policy for all of its full-time corporate employees, including the Named Executive Officers. The policy provides that if an employee is involuntarily terminated, except for cause or in certain other specified circumstances, the employee is entitled to receive severance payments of up to one year’s base compensation. The amount of the payments is based on the employee’s compensation at the time of termination and the number of completed years of continuous employment.

Change in Control Severance Plan

     Effective June 1, 2002, the Company adopted a change in control severance plan for certain corporate employees, including the Named Executive Officers. The plan provides benefits to eligible corporate employees of the Company whose positions are eliminated or adversely affected following a change in control of the Company. These benefits include a severance payment of either 150% of annual compensation or 300% of annual compensation, based upon the participant’s position with the Company. In addition, each participant is indemnified against excise taxes that are imposed on change in control payments under Section 4999 of the Code. Benefits under this plan are offset by any other payments that the participant is entitled to receive under any other agreement, plan or arrangement upon a change in control of the Company.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors during 2003 consisted of Ms. Helfer, Dr. Maupin and Messrs. Evans, Ezell, Lapham and Shell. None of the members of the Compensation Committee have at any time been an officer or employee of the Company nor have any of the members had any relationship with the Company requiring disclosure by the Company.

Executive Officers of the Company

     The following list identifies the name, age and position(s) of the executive officers of the Company:

Name	Age	Position
Kenneth C. Donahey	53	Chairman, Chief Executive Officer and President
Michael J. Culotta	49	Chief Financial Officer
William F. Carpenter III	49	Executive Vice President, General Counsel, Secretary and Corporate Governance Officer
William M. Gracey	50	Chief Operating Officer
Joné Law Koford	47	Division President
Thomas M. Weiss	49	Division President
Michael A. Wiechart	39	Division President
Neil D. Hemphill	50	Senior Vice President, Human Resources and Administration
Todd J. Kerr	41	Senior Vice President, Audit and Compliance
R. Scott Raplee	38	Senior Vice President, Operations Chief Financial Officer
Gary D. Willis	39	Vice President and Controller

     The term of each executive officer runs until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The following is a biographical summary of the experience of the executive officers of the Company who are not members of the Company’s Board of Directors:

     Michael J. Culotta. Mr. Culotta has served as Chief Financial Officer of the Company since November 2001. Prior to joining the Company, Mr. Culotta served as a partner and healthcare area industry leader for the southeast area at Ernst & Young LLP. Mr. Culotta was affiliated with Ernst & Young LLP for over 24 years. Mr. Culotta is a director of Evolved Digital Systems, Inc. and is chairman of its audit committee.

     William F. Carpenter III. Mr. Carpenter was named Executive Vice President of the Company in February 2004. Mr. Carpenter has been General Counsel and Secretary of the Company since May 11, 1999 and Corporate Governance Officer since February 2003. Mr. Carpenter also serves as the Company’s chief development officer. From May 11, 1999 to February 2004, Mr. Carpenter served as Senior Vice President of the Company. From November 23, 1998 until May 11, 1999, Mr. Carpenter served as General Counsel of the America Group of HCA. Mr. Carpenter served as a member of the law firm of Waller Lansden Dortch & Davis, PLLC, through December 31, 1998. Mr. Carpenter is a director of Psychiatric Solutions, Inc., a behavioral health services company.

     William M. Gracey. Mr. Gracey has been Chief Operating Officer of the Company since February 2004. From May 11, 1999 until February 2004, Mr. Gracey was a Division President of the Company. From July 1998 until May 11, 1999, Mr. Gracey served as a Division President of the America Group of HCA. Mr. Gracey served as President of Operations Support for the Atlantic Group of HCA from January 1998 through June 1998, and, prior to that time, in various operations positions with HCA.

     Joné Law Koford. Ms. Koford has been a Division President of the Company since September 1, 2001. From May 1, 2001 until August 31, 2001, Ms. Koford served as Vice President of Development for the Company. Ms. Koford was Vice President in charge of contracting, professional services, marketing and sales at Altius Health Plans, a health maintenance organization, from

October 1999 until January 2001. From October 1998 until August 2001, Ms. Koford was the Chairperson of Strategic Health Initiatives, a healthcare consulting company, and served as its Chief Executive Officer from October 1998 until October 1999. Ms. Koford also served as Interim Chief Executive Officer at Castleview Hospital from June 1998 until October 1999. Prior to that time, Ms. Koford was Regional Vice President of Arcon Healthcare, Inc., an operator of rural healthcare facilities.

     Thomas M. Weiss. Mr. Weiss has been a Division President of the Company since September 2003. From August 2001 to August 2003, Mr. Weiss served as the Chief Executive Officer of the Company’s Lake Cumberland Regional Hospital in Somerset, Kentucky. For 10 years prior to that time, Mr. Weiss served as the Chief Executive Officer of Crestview Medical Center in Huntsville, Alabama.

     Michael A. Wiechart. Mr. Wiechart has been a Division President of the Company since March 1, 2004. From May 1999 until February 29, 2004, Mr. Wiechart served as a Division Chief Financial Officer of the Company. From 1998 to 1999, Mr. Wiechart served as Vice President/Operations Controller of Province Healthcare, an owner and operator of rural healthcare facilities. Prior to that time, Mr. Wiechart served in various financial positions with HCA.

     Neil D. Hemphill. Mr. Hemphill has been Senior Vice President, Human Resources and Administration of the Company since May 11, 1999. From September 1, 1998 until May 11, 1999, Mr. Hemphill served as Senior Vice President of Administration and Human Resources of the America Group of HCA. Prior to that time, Mr. Hemphill served in various human resources positions with HCA and its predecessor.

     Todd J. Kerr. Mr. Kerr has been Senior Vice President, Audit and Compliance of the Company since March 4, 2001. From May 11, 1999 until March 4, 2001, Mr. Kerr served as Vice President of Audit and Compliance of the Company. Mr. Kerr served as Director of Compliance for HCA from April 1998 until May 1999. Prior to that time, Mr. Kerr served in an internal audit position at BlueCross BlueShield of Tennessee.

     R. Scott Raplee. Mr. Raplee has been Senior Vice President, Operations Chief Financial Officer of the Company since March 1, 2004. From May 11, 1999 until February 29, 2004, Mr. Raplee served as a Division Chief Financial Officer of the Company. Prior to that time, Mr. Raplee served in various financial positions with HCA.

     Gary D. Willis. Mr. Willis has served as Vice President and Controller of the Company since December 30, 2002. From April 2002 to December 2002, Mr. Willis served as Chief Accounting Officer of Central Parking Corporation, a company that owns, leases and manages parking facilities. From 1995 to March 2002, Mr. Willis held various positions, including Chief Accounting Officer, with Gaylord Entertainment Company.

AUDIT AND COMPLIANCE COMMITTEE REPORT

     The Audit and Compliance Committee of the Board of Directors consists entirely of directors who are independent as determined by the Board of Directors and meet Nasdaq’s independence and experience requirements. The Board has determined that William V. Lapham, Chairman of the Audit and Compliance Committee, is an “audit committee financial expert,” as defined by rules adopted by the SEC. On February 24, 2003 and April 23, 2004, the Audit and Compliance Committee adopted, and the Board of Directors approved, amendments to the Audit and Compliance Committee Charter outlining the practices followed by the Audit and Compliance Committee. The amendments were primarily designed to implement and document requirements under Sarbanes-Oxley and the Nasdaq marketplace rules, as well as other corporate governance practices believed by the Audit and Compliance Committee to be beneficial to the Company. The Audit and Compliance Committee reviews and reassesses the adequacy of its Charter on an annual basis. The Charter of the Audit and Compliance Committee is attached as Appendix D and is also available on the Company’s website, www.lifepointhospitals.com.

     In performing its functions, the Audit and Compliance Committee acts primarily in an oversight capacity. The Audit and Compliance Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for preparing financial statements and reports and implementing internal controls over financial reporting, and of the Company’s independent auditors, who express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles in their report and who perform timely reviews of the Company’s quarterly financial statements.

     The Audit and Compliance Committee recommended to the Board of Directors the engagement of Ernst & Young LLP as the Company’s independent auditors for 2003. This recommendation was subsequently approved by the Board of Directors and was ratified by the Company’s stockholders at the Annual Meeting held May 21, 2003. As a result of amendments to the Charter, the Audit and Compliance Committee now has the responsibility to engage the independent auditors for the Company.

     At each of its meetings during 2003, the Audit and Compliance Committee met with the senior members of the Company’s financial management team, the Senior Vice President, Audit and Compliance, the Company’s General Counsel and representatives of the Company’s independent auditor. The Audit and Compliance Committee had four private sessions with the Company’s Senior Vice President, Audit and Compliance, three private sessions with the Company’s Chief Financial Officer and four private meetings with representatives of the Company’s independent auditor. At these private meetings, candid discussions regarding financial management, accounting and internal controls took place. In addition, the Audit and Compliance Committee took the following actions:

•	Reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2003, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Regarding management’s accounting judgments, members of the Audit and Compliance Committee asked for management’s representations that the audited financial statements of the Company have been prepared in conformity with generally accepted accounting principles, and that the financial statements present fairly the Company’s financial position and results of operations, and have expressed to both management and auditors their general preference for conservative judgments.

•	Discussed with Ernst & Young LLP the matters required to be discussed under Statement on Auditing Standards No. 61, as modified or supplemented, and such other matters relating to the conduct of the audit, including their judgments as to the quality (rather than just the acceptability) of the Company’s accounting principles.

•	Received the written disclosures and the letter from Ernst & Young LLP regarding the independence of Ernst & Young LLP as required by Independence Standards Board

Standard No. 1, as modified or supplemented, and discussed with Ernst & Young LLP its independence from the Company and its management.

•	When evaluating the independence of Ernst & Young LLP, the Audit and Compliance Committee considered carefully, among other things, the former relationship between Ernst & Young LLP and each of Michael J. Culotta, the Company’s Chief Financial Officer, Kelvin M. Ault, the Company’s Vice President, Tax and William V. Lapham, the Chairman of the Audit and Compliance Committee and a director of the Company. After significant and detailed discussion regarding these and other factors, including steps taken to preserve the ongoing independence of Ernst & Young LLP, and based upon the Audit and Compliance Committee’s understanding of the relevant facts and circumstances, the Audit and Compliance Committee concluded that Ernst & Young LLP is qualified to serve as the Company’s independent auditors.

•	Considered the competence, quality of controls and the national reputation of Ernst & Young LLP in addition to the competence of the individual auditors performing the Company’s audit on behalf of Ernst & Young LLP.

•	Pre-approved specific audit, audit-related, tax and non-audit services to be provided by Ernst & Young LLP.

•	Reviewed and approved annual internal audit and compliance plans.

     In reliance on these reviews and discussions, and the report of Ernst & Young LLP, the Audit and Compliance Committee recommended to the Board of Directors, and the Board of Directors determined, that the audited financial statements be included for filing with the SEC in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

     Further, on April 23, 2004, the Audit and Compliance Committee met with representatives of Ernst & Young LLP, including the audit partner for the Company and the Chief Operating Officer of Ernst & Young LLP, to discuss the April 16, 2004 decision rendered by the Chief Administrative Law Judge of the SEC which sanctioned Ernst & Young LLP for violating the rules of the SEC that govern the independence standards required of outside auditors when it audited the financial statements of PeopleSoft Inc. for fiscal years 1994 through 1999. Following this discussion, Ernst & Young LLP confirmed its earlier opinion given to the Audit and Compliance Committee that Ernst & Young LLP satisfies the independence standards required of outside auditors. Based upon these discussions and the information reviewed, the Audit and Compliance Committee reconfirmed its decision to select Ernst & Young LLP as the Company’s independent auditors for 2004. For more information, see Proposal 5 — Ratification of Independent Auditors in this Proxy Statement.

     The Audit and Compliance Committee also oversees the Company’s internal compliance activities and is responsible for the review of matters related to the Company’s compliance program, Corporate Integrity Agreement, Code of Conduct, Code of Ethics and compliance with federal healthcare program requirements.

     In performing its compliance-related functions during 2003, the Audit and Compliance Committee, among other things, met privately with the Company’s Senior Vice President, Audit and Compliance and reviewed and assessed the efforts of management to monitor the Company’s compliance with the Corporate Integrity Agreement and other requirements.

AUDIT AND COMPLIANCE COMMITTEE
William V. Lapham, Chairman Richard H. Evans DeWitt Ezell, Jr. Ricki Tigert Helfer John E. Maupin, Jr., D.D.S. Owen G. Shell, Jr.

Dated: April 23, 2004

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors consists entirely of directors who are independent as determined by the Board of Directors and meet Nasdaq’s independence and experience requirements. On February 24, 2003 and April 23, 2004, the Compensation Committee adopted, and the Board of Directors approved, amendments to the Compensation Committee Charter outlining the practices followed by the Compensation Committee. The amendments were primarily designed to implement and document requirements under Sarbanes-Oxley and the Nasdaq marketplace rules, as well as other corporate governance practices believed by the Compensation Committee to be beneficial to the Company. The Compensation Committee reviews and reassesses the adequacy of the Charter on an annual basis. The Charter of the Compensation Committee is available on the Company’s website, www.lifepointhospitals.com.

     Decisions on compensation for the Company’s executives are made by the Compensation Committee of the Board of Directors. No member of the Compensation Committee is a current or former employee or officer of the Company or any of its affiliates. The Compensation Committee is responsible for approving compensation arrangements for executive management of the Company, including the Chief Executive Officer, reviewing compensation plans relating to officers, approving grants of options and reviewing other benefits under the Company’s employee benefit plans and reviewing generally the Company’s employee compensation policy.

Compensation Philosophy and Policies of Executive Officers

     This report is submitted by the Compensation Committee pursuant to the rules adopted by the SEC that require disclosure with respect to compensation policies applicable to the Company’s executive officers (including the Named Executive Officers), and with respect to the basis for the compensation paid for the 2003 fiscal year to Kenneth C. Donahey, the Company’s Chief Executive Officer.

     The Compensation Committee’s general philosophy is that executive officer compensation should:

•	Promote stockholder value by linking compensation with an appropriate balance of near- and long-term objectives and strategies;

•	Be competitive within the Company’s industry and community; and

•	Attract, retain, motivate and reward individuals with the experience and skills necessary to promote the Company’s success.

     Consistent with these objectives, the Company adopted its current executive compensation programs. During 2003, the Compensation Committee approved the retention of an executive compensation consultant to prepare a report that included a comprehensive analysis of compensation and its individual components relative to competitive market data for certain of the Company’s executive officer positions. The Compensation Committee considered this report when making its compensation decisions regarding officers covered by the analysis.

Components of Compensation for Executive Officers

     The Company’s executive compensation program consists of three basic elements — base salary, near-term incentives in the form of annual cash bonuses and long-term incentives pursuant to the Incentive Plan.

     Base Salaries. The base salaries of the Named Executive Officers are listed in the Summary Compensation Table found under “Executive Compensation” in this Proxy Statement. These salaries and the salaries of the other executive officers are evaluated annually. The Company believes that base salary ranges should reflect the competitive employment market for comparable positions in comparable organizations. Individual base salary levels are established based on these guidelines, considering any unique roles and responsibilities and/or the performance of the individual.

     Near-Term Incentives. Annual cash bonuses are intended to motivate executive officers to achieve pre-determined near-term financial and qualitative objectives consistent with the Company’s overall business strategies. These bonus opportunities were structured as potential cash awards under the Bonus Plan. Target award opportunities for the executive officers of the Company for 2003 ranged from 40% to 75% of their respective base salary levels. Actual incentive awards earned under the program can be higher or lower than targeted levels based on actual performance. For 2003, actual awards for executive officers ranged from 28.4% to 53.3% of base salary.

     Long-Term Incentives. The Company believes that the interests of executives should be aligned with the interests of stockholders through the use of equity-based compensation. Accordingly, the Company has made periodic grants of Nonqualified Options and restricted stock to executive officers in order to align compensation opportunities with the creation of stockholder value. In 2003, the Compensation Committee approved the grant of options to purchase the following number of shares of Common Stock exercisable at $21.05 per share, the fair market value of Common Stock on the date of grant, to each of the Named Executive Officers: 150,000 shares to Kenneth C. Donahey; 50,000 shares to Michael J. Culotta; 50,000 shares to William F. Carpenter III; 50,000 shares to William M. Gracey; 50,000 shares to Joné Law Koford; and 50,000 shares to Daniel S. Slipkovich.

Basis for Compensation of Executive Officers in 2003

     The Compensation Committee’s judgments regarding executive compensation in 2003 were based upon the Compensation Committee’s assessment of the executive officers’ leadership performance and potential to enhance long-term stockholder value. The Compensation Committee relied upon judgment and not upon rigid guidelines or formulas in determining the amount and mix of compensation elements for each executive officer. The Compensation Committee also considered the report provided by the executive compensation consultant with respect to competitive market data.

     Key factors that the Compensation Committee considered regarding executive compensation in 2003 included the recommendations of the Chief Executive Officer, the nature and scope of each executive officer’s responsibilities, his or her effectiveness in leading the Company’s initiatives to increase productivity and growth and his or her success in creating a culture of integrity and compliance with applicable law and the Company’s ethics policies. Bonus payments that are made to certain corporate management employees pursuant to the Bonus Plan are based on specific performance measures including constituency satisfaction, financial performance of the Company and individualized goals. In 2003, the executive officers’ target award opportunities were not met and the bonus payments were made in accordance with the objective criteria of the Bonus Plan. The Compensation Committee did not use its discretion to award larger bonuses based on subjective criteria of the Bonus Plan. The Compensation Committee undertakes such an analysis each year with respect to the Bonus Plan.

Chief Executive Officer Compensation in 2003

     The compensation program for the Chief Executive Officer falls under the general compensation strategy, framework and guidelines established for all executive officers of the Company, with specific compensation levels and award opportunities established by the Compensation Committee and approved by the Board of Directors.

     As Chairman, Chief Executive Officer and President of the Company, Mr. Donahey’s base annual salary was $600,000 effective March 2002 through March 1, 2003 and was set at $650,000, effective March 2, 2003. In addition, Mr. Donahey received a grant of options to purchase 150,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant and a bonus payment of $346,125. Details of the option grant can be found under “Executive Compensation — Option Grants in Last Fiscal Year.”

     The Compensation Committee evaluated the performance of the Chief Executive Officer based on the Company’s achievement of its financial and non-financial objectives. Some of the financial factors that the Compensation Committee considered include stock price performance, operating profit and earnings per share growth, revenue growth and cash flow. Some of the non-financial factors that the Compensation Committee considered include developing a strong senior management team, assembling strong talent in core jobs within the Company and developing, monitoring, updating and implementing long-term business strategies. The Compensation Committee did not assign relative weights or rankings to these factors but made a subjective determination based upon a consideration of all such factors. The Compensation Committee believes that Mr. Donahey’s total compensation for 2003 properly reflects the Company’s performance as measured against all appropriate factors.

Tax Deductibility of Executive Compensation

     Section 162(m) of the Code generally limits the corporate tax deduction for compensation in excess of $1 million that is paid to a Named Executive Officer. However, compensation that is paid under a “performance-based compensation” plan, as defined in Section 162(m) of the Code, is fully deductible without regard to this limit. Section 162(m) also permits full deductibility for certain pension contributions and other payments. The Compensation Committee considers the impact of Section 162(m) in establishing and administering the Company’s compensation policies and plans, and endeavors, when possible, to design compensation programs that are within an exception to the Section 162(m) limits on deductibility.

     The Company’s executive compensation strategy is intended to be cost- and tax-effective, and the Company has taken action with respect to certain of its compensation plans so that they may qualify for the performance-based compensation exception to Section 162(m). These actions include proposing the LifePoint Hospitals, Inc. Executive Performance Incentive Plan, which is described in Proposal 4 in this Proxy Statement. If this proposal is approved by the stockholders, the Compensation Committee expects that all compensation which the Named Executive Officers may earn in 2004 under current compensation programs will be fully deductible. As currently contemplated by the Compensation Committee, the exception to the Section 162(m) limits on deductibility would only be applicable to Mr. Donahey, the Company’s Chief Executive Officer, during 2004.

COMPENSATION COMMITTEE
DeWitt Ezell, Jr., Chairman Richard H. Evans Ricki Tigert Helfer William V. Lapham John E. Maupin, Jr., D.D.S. Owen G. Shell, Jr.

Dated: April 23, 2004

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE REPORT

     The Corporate Governance and Nominating Committee of the Board of Directors consists entirely of directors who are independent as determined by the Board of Directors and meet Nasdaq’s independence and experience requirements. On February 24, 2003, the Corporate Governance and Nominating Committee adopted, and the Board of Directors approved, the Charter for the Corporate Governance and Nominating Committee. On April 23, 2004, the Corporate Governance and Nominating Committee adopted, and the Board of Directors approved, amendments to the Corporate Governance and Nominating Committee Charter outlining the practices followed by the Corporate Governance and Nominating Committee. The amendments were primarily designed to implement and document requirements under Sarbanes-Oxley and the Nasdaq marketplace rules, as well as other corporate governance practices believed by the Corporate Governance and Nominating Committee to be beneficial to the Company. The Charter of the Corporate Governance and Nominating Committee is available on the Company’s website, www.lifepointhospitals.com. On February 24, 2003, the Corporate Governance and Nominating Committee also recommended, and the Board appointed, William F. Carpenter III, the Company’s General Counsel, to serve as the Company’s Corporate Governance Officer.

     Since its formation, the Company has been committed to building long-term stockholder value. The Company believes that sound corporate governance practices contribute to stockholder value. The Company’s directors have been, and continue to be, interested in establishing and maintaining a culture of proper governance. For example, Mr. Donahey is the only inside director and each of the committees of the Company’s Board of Directors is composed exclusively of independent directors. Directors have also been compensated with equity securities to align their interests with those of the Company’s stockholders.

     The Company’s Corporate Governance and Nominating Committee is charged with, among other things:

•	identifying persons qualified to become members of the Board of Directors and recommending to the Board of Directors proposed nominees for Board membership;

•	reviewing any candidates recommended by stockholders in accordance with the Company’s Bylaws and providing a process for receipt and consideration of any such recommendations;

•	recommending to the Board of Directors the directors to serve on each standing committee of the Board of Directors;

•	annually reviewing the composition of the Board of Directors to ensure that a majority of the members are independent in accordance with the Nasdaq marketplace rules;

•	ensuring that succession planning takes place for the position of Chief Executive Officer and other senior management positions;

•	leading the Board of Directors in its annual review of the performance of the Board, its committees and its directors;

•	evaluating and recommending to the Board of Directors a set of corporate governance standards which shall set forth the key practices of the Corporate Governance and Nominating Committee and of the Board of Directors; and

•	identifying a person qualified to be the Company’s Corporate Governance Officer and recommending to the Board of Directors the election of such person as an officer of the Company.

     Pursuant to the authority granted in its Charter, the Corporate Governance and Nominating Committee plans to monitor the best practices of corporate governance of public companies and those that develop in the Company’s industry. The developing best practices, together with the strong standards already established by the Company, were adopted by the Corporate Governance and Nominating Committee as the Company’s Corporate Governance Standards. The Company’s Corporate Governance Standards are available on the Company’s website, www.lifepointhospitals.com. The Corporate Governance and Nominating Committee reviews these standards regularly, at least annually.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
Ricki Tigert Helfer, Chairman DeWitt Ezell, Jr. Richard H. Evans William V. Lapham John E. Maupin, Jr., D.D.S. Owen G. Shell, Jr.

Dated: April 23, 2004

COMPARATIVE PERFORMANCE

     The following graph compares the percentage change of cumulative total stockholder return on the Common Stock with (a) the performance of a broad equity market indicator, the Nasdaq Stock Market (United States) Index (the “Broad Index”) and (b) the performance of an industry index, the S&P Health Care Facilities (Hospital Management) Index (the “Industry Index”). The graph begins on May 11, 1999, the date on which the Common Stock first began trading on the Nasdaq National Market, and the comparison assumes the investment of $100 on such date in each of the Common Stock, the Broad Index and the Industry Index and assumes the reinvestment of all dividends, if any. The table following the graph presents the corresponding data for May 11, 1999 and each subsequent fiscal year end.

	5/11/99	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
LifePoint Hospitals, Inc.	100	95	401	272	239	236
Nasdaq Stock Market (US)	100	159	108	83	59	93
S&P Health Care Facilities	100	86	143	146	105	111

THE STOCK PRICE PERFORMANCE GRAPH AND FISCAL YEAR END SUMMARY ARE PURELY
HISTORICAL INFORMATION AND SHOULD NOT BE RELIED UPON AS INDICATIVE OF FUTURE
PRICE PERFORMANCE.

CERTAIN TRANSACTIONS

     During 2003, there were no reportable relationships or transactions for any director or executive officer of the Company. None of the Company’s directors or executive officers had any reportable indebtedness to the Company or any of its subsidiaries during 2003.

GENERAL INFORMATION

Other Matters

     At the date hereof, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

Incorporation by Reference

     To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Exchange Act, the sections of this Proxy Statement entitled “Compensation Committee Report on Executive Compensation,” “Audit and Compliance Committee Report” and “Corporate Governance and Nominating Committee Report” (to the extent permitted by the rules of the SEC) and “Comparative Performance,” as well as the appendices to this Proxy Statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and beneficial owners of more than 10% of the Common Stock to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all Section 16(a) reports they file. Based on a review of such reports filed with the SEC and on written representations from reporting persons, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC. All Section 16(a) reports are posted on the Company’s website, www.lifepointhospitals.com, by the end of the business day after filing and will remain accessible for at least 12 months.

Policy on Reporting of Concerns Regarding Accounting Matters

     The Audit and Compliance Committee has adopted a policy on the reporting of concerns regarding accounting or auditing matters. Any person, whether or not an employee, who has a concern about the conduct of the Company or any of the Company’s people, including with respect to the Company’s accounting, internal accounting controls or auditing matters, may, in a confidential and anonymous manner, communicate that concern via a compliance hotline, (877) 508-5433, the Company’s designated external contact for these purposes. Such complaints will be handled on an expedited basis and, under certain circumstances, will be communicated directly to the Chairman of the Audit and Compliance Committee.

Stockholder Nominations and Proposals

     The Company’s bylaws provide that nominations of persons for election as directors (other than persons nominated by or at the direction of the Board of Directors) and proposals of business to be transacted by the stockholders (other than proposals submitted by or at the direction of the Board of Directors) at an annual meeting of stockholders may be made by any stockholder of record who is entitled to vote and who provides proper notice. In order for any such nomination or submission to be proper, the notice must contain certain information concerning the nominating or proposing stockholder and the nominee or the proposal, as the case may be, and must be delivered to the

Secretary of the Company at the Company’s principal executive offices not less than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. If, however, the date of the annual meeting is advanced more than 30 days prior to or delayed more than 60 days after such anniversary date, notice by the stockholder to be timely must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which the public announcement of the date of such meeting is first made.

     In the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the Company’s bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company.

     Nominations by stockholders of persons for election to the Board of Directors may be made at a special meeting of stockholders if the stockholder’s notice required by the Company’s bylaws is delivered not later than the close of business on the later of 90 days prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     If a stockholder wishes to have a proposal considered for inclusion in the Company’s proxy materials for the next annual meeting of stockholders, the proposal must comply with the SEC’s proxy rules, be stated in writing and be received by the Company on or before the close of business on March 17, 2005. Any proposals should be mailed to the Company at 103 Powell Court, Suite 200, Brentwood, Tennessee 37027, Attention: Corporate Secretary.

Stockholder Communication with the Board of Directors

     Stockholders who wish to communicate with the Board of Directors (or specified individual directors), including the non-management directors as a group, may do so by addressing their correspondence to the appropriate member(s) of the Board of Directors, c/o the Corporate Secretary, LifePoint Hospitals, Inc., 103 Powell Court, Suite 200, Brentwood, Tennessee 37027. All written communications received in such manner from stockholders of the Company shall be forwarded to the members of the Board of Directors to whom the communication is directed or, if the communication is not directed to any particular member(s) of the Board of Directors, the communication shall be forwarded to all members of the Board of Directors.

Important Notice Regarding Delivery of Stockholder Documents

     In December 2000, the SEC adopted rules permitting companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements sent to two or more stockholders residing at the same address by delivering a single annual report and proxy statement to that address. This practice, known as “householding,” is designed to reduce a company’s printing and postage costs.

     This year, a number of brokers with account holders who are stockholders of the Company will be householding the Company’s proxy materials. Only one copy of this Proxy Statement and the Company’s 2003 Annual Report to Stockholders is being delivered to multiple stockholders sharing the same address unless their broker or the Company has received contrary instructions from one or more of the stockholders. After a stockholder receives a notice from his or her broker that householding will be used for delivery of communications to such address, householding will continue until further notification or until the stockholder’s consent is revoked. However, if any stockholder residing at such an address wishes to receive a separate annual report and proxy statement in the future, you should notify your broker or contact the Company by directing requests to LifePoint Hospitals, Inc., 103 Powell Court, Suite 200, Brentwood, Tennessee 37027, (615) 372-8500, Attention:

Investor Relations. Upon receiving such a written or oral request, the Company undertakes to deliver promptly the requested materials. Any stockholder who currently receives multiple copies of this Proxy Statement and the Company’s 2003 Annual Report to Stockholders at such an address may request householding in the future by contacting your broker.

By Order of the Board of Directors,

William F. Carpenter III Secretary

Brentwood, Tennessee
Dated: May 3, 2004

Appendix A

AMENDMENT TO THE LIFEPOINT HOSPITALS, INC.
1998 LONG-TERM INCENTIVE PLAN

RECITALS:

     WHEREAS, LifePoint Hospitals, Inc. (the “Company”) established the LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan (the “Plan”) through which the Company may award incentives based on the common stock of the Company (the “Stock”) to employees, consultants and independent contractors of the Company and its affiliates;

     WHEREAS, the Company desires to amend the Plan to (i) increase the number of shares of Stock that may be subject to awards granted under the Plan, (ii) increase the limit on the number of shares of Stock that may be granted under the Plan pursuant to certain types of awards and (iii) update certain administrative provisions of the Plan to reflect changes in applicable law and Nasdaq marketplace rules; and

     WHEREAS, the shareholders of the Company approved this Amendment to the Plan in the annual meeting of the Company on ___, 2004;

     NOW, THEREFORE, the Plan is hereby amended as follows, effective ___, 2004:

1.     The provisions of Section 2(g) are hereby deleted in their entirety and the following provisions are inserted in their place:

     (g) “Committee” means the committee appointed to administer the Plan and shall consist of two or more directors of the Corporation (i) none of whom shall be officers or employees of the Corporation, and (ii) each of whom (to the extent deemed necessary or appropriate by the Board) is an “outside director” within the meaning of section 162(m) of the Code, a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and an “independent director” under the listing standards of The Nasdaq Stock Market. The members of the Committee shall be appointed by and serve at the pleasure of the Board. If the applicable Board shall so direct, designated members of the applicable Committee shall act as a separate subcommittee, which shall administer the Plan as to all Section 162(m) Awards. In such event, all references herein to the applicable Committee relating to Section 162(m) Awards shall be considered to refer only to the applicable separate subcommittee.

2.    The provisions of Section 3.1 are hereby deleted in their entirety and the following provisions are inserted in their place:

     3.1 Number of Shares. Subject to the following provisions of this Section 3, the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan is 11,625,000 shares of Common Stock; provided, however, that no more than 1,125,000 of such shares of Common Stock may be issued pursuant to Restricted Stock Awards, Performance Awards, Phantom Stock Awards and Dividend Equivalent Awards in the aggregate. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock or issued shares that have been reacquired by the Corporation. To the extent that any Award payable in common stock is forfeited, cancelled, returned to the Corporation for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, shares of Common

A-1

Stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

3.    The provisions of Section 15.4 are hereby deleted in their entirety and the following provisions are inserted in their place:

      15.4 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that no amendment or modification of the Plan shall be effective without the consent of the Corporation’s shareholders that would (i) change the class of Eligible Persons under the Plan, (ii) increase the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 3.1 hereof, (iii) allow the grant of Options at an exercise price below Fair Market Value, or (iv) require approval of the Corporation’s shareholders under the listing requirements of the Nasdaq Stock Market or the exchange or trading system through which Common Stock may be listed or traded at the time of the amendment. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or permitted transferee of the Award.

     Except as otherwise set forth herein, all other terms and provisions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment to the LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan to be duly executed and delivered as of the ___day of ___, 2004.

LIFEPOINT HOSPITALS, INC.

By: ______________________
Its: ______________________

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Appendix B

AMENDMENT TO THE LIFEPOINT HOSPITALS, INC.
OUTSIDE DIRECTORS STOCK AND INCENTIVE COMPENSATION PLAN

RECITALS:

     WHEREAS, LifePoint Hospitals, Inc. (the “Company”) established the LifePoint Hospitals, Inc. Outside Directors Stock and Incentive Compensation Plan (the “Plan”) through which the Company may awards incentives and compensation based on the common stock of the Company (the “Stock”) to its outside directors;

     WHEREAS, the Company desires to amend the Plan to (i) increase the number of shares of Stock that may be subject to awards granted under the Plan, and (ii) provide for the issuance of Stock awards that are subject to contractual restrictions and forfeiture; and

     WHEREAS, the shareholders of the Company approved this Amendment to the Plan in the annual meeting of the Company on ___, 2004;

     NOW, THEREFORE, the Plan is hereby amended as follows, effective ___, 2004:

1.    The provisions of Section 2(a) are hereby deleted in their entirety and the following provisions are inserted in their place:

(a)	“Agreement” shall mean a written agreement entered into between the Company and a Participant in connection with any Option, Restricted Stock or other award granted under the Plan.

2.    A new paragraph (w) is inserted into Section 2 following Section 2(v), and paragraphs (w), (x), (y) and (z) of Section 2 are designated as paragraphs (x), (y), (z) and (aa), respectively:

(w)	“Restricted Stock” means an award under Section 5A hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Board are satisfied.

3.    The provisions of Section 4.1 are hereby deleted in their entirety and the following provisions are inserted in their place:

4.1	Number of Shares.

     The maximum number of Shares which may be issued pursuant to Options, Restricted Stock and all other awards under the Plan is 375,000 Shares; which number shall be subject to adjustment as provided in Section 8 hereof. Such Shares may be either authorized but unissued Shares, or Shares that have been reacquired by the Company.

4.    The following provisions are hereby added as a new Section 5A:

5A. Restricted Stock

      5A.1 Grant of Restricted Stock. An award of Restricted Stock to a Participant represents Shares that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Board may determine. The Board may, in connection with an award of Restricted Stock, require the payment of a specified purchase price.

B-1

      5A.2 Vesting Requirements. The restrictions imposed on Shares granted under a Restricted Stock award shall lapse in accordance with the vesting requirements specified by the Board, which may be specified in a Restricted Stock Agreement. Such vesting requirements may be based on the continued service of the Participant as a member of the Board for a specified time period or periods, provided that any such restriction shall not be scheduled to lapse in its entirety earlier than the first anniversary of the date of grant. Such vesting requirements may, in addition to or in the alternative, be based on the attainment of specified business goals or measures established by the Board in its sole discretion.

      5A.3 Restrictions. Restricted Stock may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Board. The Board may require the Participant to enter into an escrow agreement providing that the certificates representing the Restricted Stock will remain in the physical custody of an escrow holder until all restrictions are removed or have expired. Failure to satisfy any applicable restrictions shall result in the applicable shares of Restricted Stock being forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Board. The Board may require that certificates representing the Restricted Stock bear a legend making appropriate reference to the restrictions imposed.

      5A.4 Rights as Shareholder. Subject to the foregoing provisions of this Section and the applicable Restricted Stock Agreement, the Participant will have all rights of a shareholder with respect to the Restricted Stock, including the right to vote the Restricted Stock and receive all dividends and other distributions paid or made with respect thereto, unless the Board determines otherwise at the time the Restricted Stock is granted.

      5A.5 Section 83(b) Election. The Board may provide in an award of Restricted Stock, which may be set forth in the terms of an Agreement, that the Restricted Stock is conditioned upon the Participant’s refraining from making an election with respect to the award under section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to section 83(b) of the Code with respect to Restricted Stock, the participant shall be required to promptly file a copy of such election with the Company.

        Except as otherwise set forth herein, all other terms and provisions of the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this Amendment to the LifePoint Hospitals, Inc. Outside Directors Stock and Incentive Plan to be duly executed and delivered as of the ___day of ___, 2004.

LIFEPOINT HOSPITALS, INC.

By: ______________________
Its: ______________________

B-2

Appendix C

LIFEPOINT HOSPITALS, INC.

EXECUTIVE PERFORMANCE INCENTIVE PLAN

Effective January 1, 2004

     THIS INSTRUMENT is adopted by LifePoint Hospitals, Inc. (the “Company”) as the LifePoint Hospitals, Inc. Executive Performance Incentive Plan (the “Plan”) to be effective as of January 1, 2004.

RECITALS:

     WHEREAS, the Company has reviewed its executive compensation programs and policies and has determined that a portion of the compensation paid to key employees should be based on their performance;

     WHEREAS, the Company therefore desires to establish a compensation program that provides meaningful economic incentives to encourage outstanding performance by key employees;

     WHEREAS, the Company further desires that the performance goals be established in such a manner so that the economic interests of the key employees are aligned with the economic interests of the shareholders of the Company; and

     WHEREAS, the Company intends that all compensation payable and awards granted hereunder will qualify as “performance-based compensation” described in section 162(m)(4)(C) of the Code (as defined below), and that this Plan be approved by the shareholders of the Company before the compensation amounts described hereunder are paid by the Company;

     NOW, THEREFORE, pursuant to authorization of the Board of Directors of the Company taken on February ___, 2004, this instrument is hereby adopted as the Plan that has been established by the Company for the purposes stated herein:

Article I. Definitions

      1.1 Award. An incentive compensation award issued hereunder to a Participant that is subject to and dependent upon the attainment of one or more performance goals. Payments under Awards will be made, at the discretion of the Committee, in the form of cash, common stock of the Company, or any other securities or property. Payments hereunder may be provided in fulfillment of compensation bonus obligations that are payable under an employment agreement between a Participant and the Company.

      1.2 Board. The board of directors of the Company.

      1.3 Code. The Internal Revenue Code of 1986, as amended.

      1.4 Committee. A committee of Board members that is designated by the Board as the “Compensation Committee,” provided that the Committee shall be composed of at least two individuals (or such number that satisfies section 162(m)(4)(C) of the Code) and shall be solely composed of individuals who are “outside directors” as defined in Treas. Reg. § 1.162-27(e)(3) or any successor provision.

      1.5 Company. LifePoint Hospitals, Inc. and its affiliates, successors and assigns.

      1.6 Disability. A Participant who is eligible for disability benefits under the Company’s long-term disability benefits plan shall be deemed to have incurred a disability hereunder.

      1.7 Participant. Executive officers of the Company whose projected taxable compensation for a fiscal year of the Company may cause the Company to be subject to the deduction limitation of section 162(m) of the Code for the fiscal year and who have been designated by the Committee to receive Awards hereunder.

      1.8 Payment Date. The date described in Section 4.2 herein.

      1.9 Performance Period. The period of time to be used in measuring the time during which performance goals under Awards must be met. The Performance Period shall be each fiscal year of the Company unless otherwise specified by the Committee.

      1.10 Plan. The LifePoint Hospitals, Inc. Executive Performance Incentive Plan.

      1.11 Retirement. The voluntary termination of service by a Participant on or after the date the Participant retires under the LifePoint Hospitals, Inc. Retirement Plan.

      1.12 Voting Securities. Any securities of an entity which vote generally in the election of its directors.

Article II. Administration

     The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

     (a) Select Participants who may receive payments pursuant to Awards, and grant Awards pursuant to the terms hereof;

     (b) Subject to the limitations and conditions contained in the Plan, establish the amounts payable under the Awards and the performance goals to be achieved for the payment of the Awards;

     (c) Interpret all provisions of this Plan;

     (d) Prescribe the forms to be used and procedures to be followed by Participants for the administration of the Plan;

     (e) Adopt, amend, and rescind rules for Plan administration; and

     (f) Make all determinations it deems advisable for the administration of this Plan.

Article III. Award Eligibility and Limitations

      3.1 Terms of Awards. All Awards must be established by the Committee in writing no later than the earlier to occur of (i) 90 days after the beginning of the Performance Period, and (ii) the elapse of 25% of such Performance Period. Payment of compensation under an Award shall be based on the attainment of one or more pre-established objective performance goals that are based on the criteria described in Section 3.3. The Committee must identify the Participant to whom the Award has been granted, the amount of compensation payable under the Award, and the performance goals upon which the Award is conditioned. Neither the Company nor the Committee shall have the discretion to increase the amount payable under an Award that would otherwise be due upon the attainment of the performance goals stated in the Award. Except as provided in the written terms and conditions of an Award that are provided to a Participant, or in an employment agreement between the Participant and the Company, the Committee shall retain the right to reduce or eliminate the amount that is payable under the Award.

      3.2 Form of Payment. An Award shall be paid in the form of a bonus to a Participant. The amount of the bonus shall be stated as a fixed amount or as an objective formula for computing the amount of compensation payable if the performance goal is obtained. A formula for computing compensation may be expressed as a percentage of base compensation payable to a Participant or on any other basis that yields a determinable amount of compensation. The maximum amount of compensation that is payable under all Awards made to a Participant during a calendar year is $3,000,000.

      3.3 Performance Criteria of Awards. Subject to the terms hereof, and in a manner consistent with Treas. Reg. § 1.162-27 or any successor rule under the Code, performance goals shall be determined in the sole and absolute discretion of the Committee, provided that the goals must be such that whether or not the performance goal will be achieved is substantially uncertain at the time the performance goals and the terms of the Award are established. Performance goals may be based upon increases in performance of the Company over a prior period, but may also be based on maintaining status quo or limiting losses or decreases in performance, as is appropriate in view of the business conditions of the Company, its industry or the market in which its securities are traded at the time that a performance goal is established. Performance goals shall be determined on one or more of the following criteria, as selected from time to time by the Committee:

     (a) Return on equity, capital, sales or assets.

     (b) Revenues.

     (c) Income (net, pre-tax, and/or operating).

     (d) Cash flow (including operating cash flow, free cash flow, discounted return on investment and cash flow in excess of cost of capital).

     (e) Earnings per share.

     (f) Debt reduction.

Article IV. Payment of Compensation under Award

      4.1 Payment under Awards. Except as provided in Sections 4.3, 4.4 and 4.5, payment under an Award shall only occur if (i) the performance goals specified in the Award were satisfied during the Performance Period and (ii) the Participant is employed by the Company or an affiliate of the Company at the end of the Performance Period. Except as provided in Sections 4.3 and 4.5, payment under an Award shall not occur until the Committee has certified in writing that the performance goals have been achieved. For this purpose, approved minutes of the Committee meeting or action by unanimous written consent of the Committee by which certification is made shall be treated as a written certification. However, such certification is not required if the performance goal is based solely on the increase in the market value of Company stock for a specified period.

      4.2 Time of Payment. Except as provided in Section 4.5, amounts that become payable under an Award after attainment of performance goals shall be paid as soon as practicable (as determined by the Committee) following the close of the Performance Period (the “Payment Date”).

      4.3 Death or Disability. Upon the death or Disability of a Participant during a Performance Period, payments under Awards shall be made as follows:

     (a) If the Company achieves the performance goals specified in the Participant’s Award, the Participant shall be eligible to receive payments under the Award. The Award may be paid in full or may be prorated based on the number of full months which have elapsed in the Performance Period as of the date of such death or Disability, at the sole and absolute discretion of the Committee. Payments under this Section 4.3(a) shall be made as determined by the Committee following the close of the Performance Period, but not prior to the date the Committee certifies in writing that the performance goals have been achieved.

     (b) If the Company fails to achieve the performance goals specified in the Participant’s Award, the Committee may in its discretion pay all or a portion of the Award. Any payment under the Award may be prorated based on the number of full months which have elapsed in the Performance Period as of the date of such death or Disability, at the sole and absolute discretion of the Committee. Payments under this Section 4.3(b) shall be made as determined by the Committee following the close of the Performance Period.

     (c) Notwithstanding anything contained herein to the contrary, if a Participant and the Company are parties to a written agreement that expressly addresses the payment of performance-based bonuses upon death or Disability, the obligations of the Company hereunder will be subject to the terms of that agreement.

      4.4 Retirement. Upon the Retirement of a Participant during a Performance Period and the attainment of the performance goals under an Award for such Participant for such Performance Period, the Award may be paid in full or may be prorated based on the number of full months which elapsed in the Performance Period as of the date of the Retirement, at the sole and absolute discretion of the Committee. Payments under this Section 4.4 shall be made on the Payment Date.

      4.5 Change in Control. In the event the Company experiences a “Change in Control” (as defined in the LifePoint Hospitals, Inc. Change in Control Severance Plan), or enters into an agreement that will result in a Change in Control, during a Performance Period when performance goals of an Award are not achieved, the Participant may receive at the discretion of the Committee the target bonus amount that would be payable under an Award, or a portion thereof as determined appropriate by the Committee. The payment of the Award shall be made, at the discretion of the Committee, after the end of the Performance Period or the Change in Control. Notwithstanding anything contained herein to the contrary, if a Participant and the Company are parties to a written agreement or any other program or arrangement that expressly addresses the payment of performance-based bonuses upon a Change in Control, the obligations of the Company hereunder will be subject to the terms of such written agreement, program or arrangement.

      4.6 Withholding Tax Requirements. Amounts paid hereunder shall be subject to applicable federal, state and local withholding tax requirements.

Article V. General Provisions

      5.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing, or referring to, this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an affiliate or in any way affect any right and power of the Company or an affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

      5.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

      5.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

      5.4 Governing Law. The internal laws of the State of Tennessee (without regard to the choice of law provisions of Tennessee) shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

      5.5 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would modify the material terms of the performance goals specified hereunder is not valid until the shareholders of the Company approve the amendment in a manner that satisfies the shareholder approval requirements of section 162(m) of the Code.

      5.6 Successors. The terms of the Plan shall be binding upon the Company and its successors and assigns, and shall bind any successor of the Company, as well as its assets or its businesses (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would be obligated under this Plan if no succession had taken place.

      5.7 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any earned but unpaid Award shall be paid in the event of the Participant ‘s death. In the absence of any such designation, any Award payments remaining after the Participant’s death shall be paid to the Participant’s spouse or, if none, to the Participant’s children. If the Participant does not have a surviving spouse or children, payment shall be made to his or her estate.

      5.8 Effective Date of Plan. This Plan shall be effective on January 1, 2004. Awards may be granted hereunder at any time after adoption of this Plan by the Board, provided that no compensation shall be paid under this Plan until the shareholders of the Company approve this Plan in a manner that satisfies section 162(m) of the Code. No Awards may be made under this Plan after the first shareholders meeting that occurs in the fifth year following the year in which the shareholders of the Company previously approved this Plan unless shareholders reapprove this Plan on or prior to the date of such meeting.

     IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this ___day of ___, 2004, to be effective as of January 1, 2004.

LIFEPOINT HOSPITALS, INC.

By: ______________________
Its: ______________________

Appendix D

CHARTER
OF THE
AUDIT AND COMPLIANCE COMMITTEE
OF THE BOARD OF DIRECTORS
OF
LIFEPOINT HOSPITALS, INC.

     ARTICLE I.  PURPOSE

     The primary function of the Audit and Compliance Committee (the “Committee”) is to oversee the accounting, audit, financial reporting and compliance processes of LifePoint Hospitals, Inc. (the “Company”) and to assist the Board of Directors (the “Board”) of the Company in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s and its subsidiaries’ systems of internal controls regarding financial reporting, accounting, legal and corporate compliance; the Company’s compliance with appropriate policies and ethical standards; the Company’s compliance with the Corporate Integrity Agreement; and the Company’s internal and external audit processes. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s finance, accounting, legal and corporate policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system regarding finance, accounting, legal and corporate compliance, and from time to time report on these matters to the Board;

•	Select and appoint on behalf of the Company, oversee the work of and fix the compensation of a firm of independent auditors whose duties it shall be to audit the books and accounts of the Company for the fiscal year in which they are appointed, and who shall report directly to the Committee;

•	Review and appraise the independence and performance of, and the services provided and fees charged by, the Company’s independent auditors, including a review of, and the pre-approval of, any audit services, audit-related services and, where appropriate, any non-audit services proposed to be performed by the Company’s independent auditors, and from time to time report on these matters to the Board;

•	Serve as an independent and objective party to monitor the Company’s compliance with the Corporate Integrity Agreement;

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, auditing, legal or compliance matters;

•	Provide an open avenue of communication among the independent auditors, management, the internal auditing department and the Board and be responsible for and oversee resolution of disagreements between management and the independent auditors regarding financial reporting; and

•	Perform such other duties and responsibilities within the scope of the Committee’s purpose as may be delegated by the Board, from time to time.

     The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Article IV of this Audit and Compliance Committee Charter (“Charter”). The Committee is empowered to conduct any investigation appropriate to fulfilling its responsibilities contained in this Charter, and it shall have the authority to communicate directly with the independent auditors as well as any employee of the Company. The Committee shall have the authority to retain, at the Company’s expense, independent accounting, legal or other advisers or experts it deems necessary in the performance of its duties. The Committee shall determine and direct the Company to pay appropriate compensation to the independent auditors engaged by the Committee and to any independent advisers or experts retained by the Committee.

     The Committee is not responsible for preparing the financial statements, implementing or monitoring the effectiveness of internal controls or auditing the financial statements. Management of the Company has the responsibility for preparing the financial statements and implementing internal controls, and the independent auditors have the responsibility for auditing the financial statements. The Committee’s role is to review and monitor these processes.

ARTICLE II.   COMPOSITION

     Each Committee member shall meet the independence and financial literacy requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”). The Committee shall be comprised of no fewer than three directors, the exact number to be determined by the Board.

Independence Requirements

     Except as provided below, each member of the Committee must be an independent director, and be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or another committee of the Board, accept any consulting, advisory or other compensatory fee from the Company or be an affiliated person of the Company or any subsidiary of the Company. In addition, the independence of a Committee member is determined according to the Marketplace Rules of Nasdaq, as follows:

     An “Independent” director means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered Independent:

•	a director who is or has been employed by the Company or by any parent or subsidiary of the Company at any time during the past three years;

•	a director who accepted or who has a non-employee “Family Member” who accepted any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during the current fiscal year or any of the past three fiscal years, other than (i) compensation for service on the Board or any committee of the Board, (ii) payments arising solely from investments in the Company’s securities, (iii) compensation paid to a Family Member who is a non-executive employee of the Company or a parent or subsidiary of the Company, (iv) benefits under a tax-qualified retirement plan or non-discretionary compensation, or (v) loans permitted under Section 13(k) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home;

•	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

•	a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services (other than those arising solely from investments in the Company’s securities or under non-discretionary charitable contribution matching programs) in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year, or $200,000, whichever is more;

•	a director who is, or has a Family Member who is, employed as an executive officer of another entity for which at any time during the past three years any of the executive officers of the Company served on the compensation committee of such other entity;

•	a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during the past three years; or

•	any other director who does not qualify as “independent” as determined under the Marketplace Rules of Nasdaq.

     In addition, each member of the Committee must meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)) and must not have participated in the preparation of the financial statements of the Company at any time during the past three years.

Financial Literacy Requirements

     Each member of the Committee must have a working familiarity with basic finance and accounting practices. This working familiarity with basic finance and accounting practices must be determined in accordance with the Marketplace Rules of Nasdaq, as follows:

     At a minimum, each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

     The Company will certify to Nasdaq that it has, and will continue to have, at least one member of the Committee who is an “audit committee financial expert.” An “audit committee financial expert” means a person who has past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication and which results in the individual meeting the qualification of an “audit committee financial expert” as specified in rules and regulations established or approved by the Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002.

Election Procedure

     The members of the Committee shall be elected by the Board to serve until the Company’s next annual meeting or until their successors are duly elected and qualified. Unless a Chair of the Committee is designated by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

ARTICLE III. MEETINGS

     The Committee will meet at least four times annually, and more frequently if circumstances dictate. As part of its job to foster open communication, the Committee should meet regularly, but in no event less than at least annually, with management, the Senior Vice President of Audit and Compliance and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these persons believe should be discussed privately. In addition, the Committee shall communicate with the independent auditors and management quarterly to review the Company’s financial statements and significant findings consistent with Article IV.3 below. This communication with the independent auditors may be held in conjunction with the regular meetings of the Committee or otherwise. The Committee shall, prior to the Company’s public release of its earnings, hold quarterly meetings to review the Company’s quarterly financial results and quarterly earnings releases. These meetings can be in person, by teleconference or otherwise. A majority of the members shall constitute a quorum for the transaction of business.

ARTICLE IV. RESPONSIBILITIES AND DUTIES

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight responsibility. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

Documents/Reports Preparation and Review

1.	Review and reassess the adequacy of this Charter periodically, and at least annually, as conditions dictate. If the Committee determines that the Charter needs amendment, it will submit its proposals for amendments to the Board for approval.

2.	Review, prior to the filing of the Company’s Form 10-K, the annual audited financial statements of the Company. Review and resolve any disagreements among management and the independent auditors or the internal auditing department in connection with the preparation of the annual audited financial statements. This review should also include discussion with management and the independent auditors of significant issues regarding critical accounting policies, practices and judgments.

3.	Review and discuss with management the quarterly financial results of the Company. Discuss any significant changes to the Company’s accounting principles and any matters required to be communicated to the Committee by the independent auditors as required by Statement of Auditing Standards No. 61 (“SAS 61”). Review and resolve any disagreements among management and the independent auditors or the internal auditing department in connection with the preparation of the quarterly financial statements.

4.	Annually prepare, in conjunction with the Company’s legal counsel and Chief Financial Officer, a report of the Committee to stockholders as required by the SEC. This report must be included in the Company’s annual proxy statement. At a minimum, this report must include disclosure that the Committee performed or received the following:

•	Reviewed and discussed with management the Company’s annual audited financial statements and recommended to the Board that such audited financial statements be included in the Annual Report on Form 10-K for the preceding fiscal year for filing with the SEC;

•	Discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented; and

•	Received from the independent auditors the written disclosures and the letter from the independent auditors regarding the auditor’s independence as required by Independent Standards Board Statement No. 1 (“ISB 1”), as may be modified or supplemented, and has discussed with the independent auditors the auditors’ independence.

5.	In connection with each annual or quarterly report filed with the SEC, review and discuss with management and the independent auditors the maintenance and effectiveness of the Company’s internal controls relating to its ability to record, process, summarize and report financial data, keeping the Company’s critical accounting policies in mind. This review should include a discussion of any significant deficiencies in the design or operation of internal controls and any fraud, whether or not material, that includes management or other employees who have a significant role in the Company’s internal controls. On an annual basis, the Committee shall obtain a written report from management that describes management’s own assessment of the effectiveness of the Company’s internal control over financial reporting along with the independent auditors attestation report on management’s assessment.

6.	Cooperate with management, the Board and the Company’s legal counsel to certify to Nasdaq that the Committee has adopted a written charter, that the Committee complies with Nasdaq’s structure and membership requirements, and that the Committee has performed its annual review and reassessment of the adequacy of the Charter.

Independent Auditors

7.	Select and engage on behalf of the Company, fix the compensation of, and report to the Board annually as to the selection of the Company’s independent auditors, who are ultimately accountable to the Committee. The Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, dismiss and replace the independent auditors.

8.	Consider the independence and effectiveness of the independent auditors, and approve the fees to be paid to the independent auditors. In connection with considering the independence of the independent auditors, the Committee shall (i) request detail on any matters that may affect the auditors’ independence as well as the role and status of any individual at the audit firm whose independence may be in question, and (ii) inquire whether the independent auditors have reasonable quality control procedures to ensure compliance by them with all independence requirements.

9.	On an annual basis, ensure the receipt of, and review and discuss with the independent auditors all significant relationships included in, the report of the independent auditors to the Committee, as required under ISB 1, that the auditors have with the Company to determine if these relationships may impair the independent auditors’ independence. In response to the report of the independent auditors to the Committee required under ISB 1, the Committee will review the independence and performance of the independent auditors.

10.	Consider whether the proposed provision of any non-audit services by the independent auditors (those services not related to the audit of the annual financial statements or the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q for such year) is compatible with maintaining the auditors’ independence. If the Committee determines that such proposed non-audit services are compatible with the independent auditor’s independence, it may approve the provision of such services, subject to restrictions under applicable law or Nasdaq rules.

11.	Pre-approve all audit, audit-related and non-audit services to be performed for the Company by the independent auditors. In performing this function, the Committee shall consult with management prior to the Company’s engagement of the independent auditors for such services. The Committee may delegate its authority to pre-approve audit, audit-related and non-audit services to the Chair of the Committee, provided that the pre-approval decisions of the Chair are subsequently presented to the Committee at the next Committee meeting.

12.	Regularly consult with the independent auditors out of the presence of management about internal controls, the completeness and accuracy of the Company’s financial statements, and other appropriate matters.

13.	Prior to the filing of the Company’s Form 10-K, discuss certain matters with the independent auditors required to be communicated by the independent auditors to the Committee in accordance with SAS 61, as well as the results of the audit.

14.	Discuss with management and the independent and internal auditors the Company’s major financial risk exposure and the steps management and the independent and internal auditors have taken to monitor and control such exposure, including the Company’s risk assessment and risk management policies.

15.	Ensure that the independent auditors either (i) have received an external quality control review by an independent public accountant (“peer review”) that determines whether the auditor’s system of quality control is in place and operating effectively and whether established policies and procedures and applicable auditing standards are being followed; or (ii) are enrolled in a peer review program and within 18 months receives a peer review that meets acceptable guidelines.

Financial Reporting Process

16.	In consultation with the independent auditors and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

17.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

18.	Consider any significant changes to the Company’s accounting principles and practices as recommended by the independent auditors, management or the internal auditing department. Review any required disclosure to the Company’s financial statements of significant changes in accounting principles and practices.

19.	Discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company’s financial statements.

20.	Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Company.

21.	Inquire as to the independent auditors’ views about whether management’s choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

22.	Discuss with management and the independent auditors the effect of off-balance sheet structures, if any such arrangements exist, on the Company’s financial statements.

23.	Review and discuss with management prior to release, the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP financial information, as well as financial information and earnings guidance provided to analysts and rating agencies.

24.	Review and discuss with management any audit opinion provided by the independent auditors. If any such audit opinion contains a going concern qualification, advise management to make a public announcement through the news media disclosing the receipt of such qualification not later than seven calendar days following the filing of such audit opinion in a filing with the SEC and, prior to such announcement, provide the text of such announcement to the StockWatch section of Nasdaq’s MarketWatch Department.

Process Improvement

25.	Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditing department any significant difficulties encountered during the course of the audit if raised by the independent auditors, management or the internal auditing department, including any restrictions on the scope of work or access to required information.

26.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Corporate and Legal Compliance

27.	At least annually, meet with the Senior Vice President of Audit and Compliance with oversight of the Company’s ethics, compliance and corporate responsibility programs, for a report on the Company’s ethics and compliance programs, including a review of any significant issues that may affect the financial reporting process and internal control system of the Company.

28.	Review management’s monitoring of the Company’s compliance with the Company’s Corporate Integrity Agreement.

29.	Review, assess and make recommendations, if deemed necessary, regarding legal and regulatory issues that may have a material impact on the Company’s financial statements, policies, and reporting requirements.

30.	Review all reports concerning any fraud or significant regulatory noncompliance that occurs at the Company. This review should include at a minimum consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future and the impact on previously issued financial statements and reports filed with governmental authorities.

31.	Review, assess and make recommendations, if deemed necessary, regarding management’s compliance with applicable legal and regulatory requirements or findings and with the policies and decisions of the Board.

32.	Review, with the Company’s legal counsel, legal compliance matters including corporate securities trading policies.

33.	Engage independent legal counsel and other advisors as the Committee determines necessary to carry out its duties.

34.	Meet separately with each of management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

35.	Cooperate with management, the Board and the Company’s legal counsel to ensure that the Charter is filed with the SEC at least every three years as an appendix to the Company’s proxy statement for its annual meeting of stockholders in accordance with SEC rules and regulations.

36.	Cooperate with management, the Board and the Company’s legal counsel to ensure that the Company discloses in its proxy statement for its annual meeting of stockholders whether the Committee members are “Independent” as defined in Article II of this Charter, rules and regulations of the SEC and Nasdaq listing standards, and disclose certain information regarding any director of the Committee who is not “Independent.”

37.	Review, with the Company’s legal counsel, any legal matter that could have a significant impact on the Company’s financial statements, including the Company’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

38.	Perform any other activities consistent with this Charter, the Company’s Bylaws and Delaware General Corporation Law, as the Committee or the Board deems necessary or appropriate.

39.	Receive reports from the Senior Vice President of Audit and Compliance in charge of the Company’s internal audit department and review the internal audit plan at least annually.

40.	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

41.	Annually review the Committee’s own performance. The Committee, however, shall not be required to review its own performance for any year in which the entire Board or an appropriate Board committee has conducted a review of the Committee’s performance for that year.

42.	Review financial and accounting personnel succession planning within the Company.

43.	Review all related-party transactions for potential conflicts of interest on an ongoing basis, which must be approved by the Committee or another independent body of the Board. In connection with each annual or quarterly report filed with the SEC, review with management any disclosure relating to directors’ and officers’ related party transactions and potential conflicts of interest. Annually review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites.

44.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters. Such procedures shall include measures to provide for the confidential and anonymous submission of concerns by Company employees regarding questionable accounting or auditing matters.

45.	Ensure that the Company’s Code of Ethics for Senior Financial Officers and Chief Executive Officer (“Code of Ethics”) applies to the Company’s Chief Executive Officer and Chief Financial Officer, complies with the definition of a “code of ethics” as set out in the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder, is publicly available and provides for an appropriate enforcement mechanism.

46.	Annually review the Company’s Code of Ethics applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and recommend to the Board, as appropriate, any proposed changes to the requirements therein.

47.	Recommend to the Board for its consideration and approval or disapproval any request for a waiver of the Code of Ethics and appropriate disclosure as required by law or regulation of an applicable securities exchange automated quotation system.

Adopted:	May 11, 1999
Amended:	September 24, 1999
Amended:	December 12, 2001
Amended:	February 24, 2003
Amended:	April 23, 2004

LIFEPOINT HOSPITALS, INC.
ANNUAL MEETING OF STOCKHOLDERS
June 15, 2004

     The undersigned hereby authorizes and appoints Michael J. Culotta and William F. Carpenter III, or either of them, with power of substitution, as proxies to vote all shares of common stock of LifePoint Hospitals, Inc. (the “Company”) owned by the undersigned at the Annual Meeting of Stockholders to be held at 511 Union Street, Suite 2700, Nashville, Tennessee 37219, at 2:00 p.m. local time on June 15, 2004, and any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the Annual Meeting:

1.	☐	FOR the election of both nominees listed as Class II directors of the Company: DeWitt Ezell, Jr. and William V. Lapham (except as marked to the contrary below).

	☐	WITHHOLD AUTHORITY to vote for both nominees listed: DeWitt Ezell, Jr. and William V. Lapham.

INSTRUCTION: To withhold authority to vote for an individual nominee, write his or her name in the space provided below:

2.	Approval of the amendment to the Company’s 1998 Long-Term Incentive Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Approval of the amendment to the Company’s Outside Directors Stock and Incentive Compensation Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	Approval of the Company’s Executive Performance Incentive Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	Ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for 2004.

☐ FOR ☐ AGAINST ☐ ABSTAIN

     In their discretion, the proxies named above may vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

     This Proxy is solicited on behalf of the Company’s Board of Directors.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. A vote against any of the proposals will not count as a vote for adjournment of the Annual Meeting. If no direction is made, this proxy will be voted (i) FOR the election of both nominees as Class II directors of the Company; (ii) FOR the approval of the amendment to the Company’s 1998 Long-Term Incentive Plan; (iii) FOR the approval of the amendment to the Company’s Outside Directors Stock and Incentive Compensation Plan; (iv) FOR the adoption of the Company’s Executive Performance Incentive Plan; and (v) FOR ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for 2004.

Dated:________________, 2004
______________________Signature of stockholder
______________________Signature if held jointly

     Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE mark, sign, date and return the Proxy Card promptly using the enclosed envelope.